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                                                                    EXHIBIT 10.4

                            SYBASE, INC. 401(k) PLAN
                          (JANUARY 1, 1998 RESTATEMENT)


                                    PREAMBLE

        Sybase, Inc. (the "Company"), having established the Sybase, Inc. 401(k) Plan (the "Plan"), effective as of January 1, 1987, and amended the restated Plan on several occasions, hereby again amends and restates the Plan in its entirety, effective (generally) as of January 1, 1998, except as otherwise indicated herein or in the attached Appendix B.

        The Plan is maintained for the benefit of Eligible Employees and of the Company and its participating Affiliates, in order to provide Eligible Employees with an opportunity to defer portions of their compensation on a pre-tax basis, to enable them to share in the Employers' profits, and thereby to assist them in providing for their retirement. The Plan is intended to qualify as (1) a profit-sharing plan (within the meaning of Section 401(a) of the Code), which includes a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code), and (2) a 404(c) plan (within the meaning of Section 404(c) of ERISA).

                                    SECTION 1

                                   DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        1.1 Affiliate. "Affiliate" means a corporation, trade or business which is, together with any Employer, a member of a controlled group of corporations or an affiliated service group or under common control (within the meaning of Section 414(b), (c), (m) or (o) of the Code), but only for the period during which such other entity is so affiliated with any Employer.



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        1.2 Alternate Payee. "Alternate payee" means any spouse, former spouse, child or other dependent (within the meaning of Section 152 of the Code) of a Member who is recognized by a QDRO (as defined in Section 9.5) as having a right to receive any immediate or deferred payment from a Member's Account under this Plan.

        1.3 Beneficiary. "Beneficiary" means the individual(s) and/or trust(s) entitled to receive benefits under the Plan upon the death of a Member in accordance with Section 8.7.

        1.4 Board of Directors. "Board of Directors" means the Board of Directors of the Company, as from time to time constituted or, with respect to any particular action required or permitted to be taken by the Board of Directors, the Executive Committee of the Board of Directors of the Company.

        1.5 Code. "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code shall include such Section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such Section.

        1.6 Committee. "Committee" means the administrative committee appointed by the Board of Directors pursuant to Section 10.2 and charged with responsibility for the general administration of the Plan pursuant to Section 10.

        1.7 Company. "Company" means Sybase, Inc., a Delaware corporation, and any successor by merger, consolidation or otherwise that assumes the obligations of the Company under the Plan.

        1.8 Compensation. "Compensation" means the amount of an Employee's wages (within the meaning of Section 3401(a) of the Code) and all other payments of compensation which an Employer is required to report in Box 1 ("wages, tips, other compensation") of IRS



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Form W-2 (or its successor), without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the agricultural labor exception), subject to the following provisions:

                (a) Compensation shall include (1) Salary Deferrals under this Plan and any other amounts that are contributed under an employee benefit plan by any Employer or Affiliate pursuant to a compensation reduction agreement and are not includible in gross income under Section 401(k), 402(e)(3) or 125 of the Code, (2) overtime and shift differential payments, (3) vacation or sabbatical pay, (4) commissions, and (5) bonuses.

                (b) Compensation shall exclude special allowances (such as severance payments, moving expenses, car expenses, tuition reimbursements, meal allowances, the cost of excess group life insurance income includible in taxable income, and similar items) and contributions made or benefits paid by any Employer under this Plan or any other employee benefit plan (within the meaning of Section 3(3) of ERISA).

                (c) No portion of the Compensation of any Member for a Plan Year which exceeds the Compensation Limit shall be taken into account for any purpose under the Plan for any Plan Year. "Compensation Limit" means $150,000 (as adjusted pursuant to Sections 401(a)(17)(B) and 415(d) of the Code).

        1.9 Disability or Disabled. "Disability" or "Disabled" means or refers to a disability of a permanent nature that, based upon a certificate of one or more competent medical authorities, prevents an Employee from earning a reasonable livelihood from any employment or occupation. The Committee shall determine whether a Member has become Disabled, in accordance with uniform principles consistently applied, on the basis of such evidence as it deems necessary and advisable. The Committee may employ one or more physicians to examine a Member and to investigate health or medical statements made by or on behalf of a Member and may rely upon such evidence as it deems sufficient. The Committee's determination as to a Member's Disability shall be final.

        1.10 Discretionary Contribution. "Discretionary Contribution" means the sum of all amounts contributed under the Plan by the Employers in accordance with Sections 4.2 and 5.3.



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        1.11 Eligible Employee. "Eligible Employee" means every Employee of an
Employer except:

                (a) An Employee who is a member of a collective bargaining unit and who is covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining, unless the agreement specifically provides for coverage of such unit under this Plan;

                (b) An individual employed by any corporation or other business entity that is merged or liquidated into, or whose assets are acquired by any Employer, unless the Company's Chief Executive Officer (in his or her discretion) directs in writing that the employees of such corporation or other business entity, as the case may be, shall be Eligible Employees under the Plan;

                (c) An Employee whose Compensation is not paid from any Employer's U.S. payroll;

                (d) An individual who, as to any period of time, is classified or treated by an Employer as an independent contractor, a consultant, a Leased Employee, a vendor, a distributor, or an employee of an employment agency or any entity other than an Employer, even if such individual is subsequently determined to have been a common-law employee of the Employer during such period; and

                (e) An Employee classified as a temporary, intern or "co-op" employee under the Employer's regular personnel policies; provided, however, that any such Employee who is credited with at least 1,000 Hours of Service for a 12-month period beginning on his or her date of hire or any anniversary thereof and who is employed with an Employer or Affiliate on the last day of such 12-month period shall become an Eligible Employee as of the Entry Date that next follows the last day of such 12-month period.

        1.12 Employee. "Employee" means an individual who is a common-law employee or Leased Employee of any Employer or Affiliate. However, if Leased Employees constitute less than twenty percent (20%) of the nonhighly compensated work force (within the meaning of Section 414(n)(5)(C)(ii) of the Code), the term "Employee" shall not include those Leased Employees who are covered by a plan described in Section 414(n)(5) of the Code.

        1.13 Employer or Employers. "Employer" or "Employers" means any one or all of the Company and those Affiliates which have adopted this Plan with the written approval of the Company's Chief Executive Officer.



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        1.14 Employer Contributions. "Employer Contributions" mean the amounts contributed by the Employers as Discretionary or Matching Contributions to the Trust Fund in accordance with Section 4, but excluding Salary Deferrals.

        1.15 Employment Date. "Employment Date" means the date on which an Employee first completes an Hour of Service.

        1.16 Entry Date. "Entry Date" means every business day.

        1.17 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific Section of ERISA shall include such Section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such Section.

        1.18 Highly Compensated Employee or HCE. "Highly Compensated Employee" or "HCE" means a Highly Compensated Active Employee or a Highly Compensated Former Employee, as defined below:

                (a) "Highly Compensated Active Employee" means any Employee who performs services for an Employer or Affiliate during the Determination Year and who:

                        (1) Received Compensation in excess of $80,000 (as
                adjusted pursuant to Sections 414(q)(1) and 415(d) of the Code) during the Look-Back Year; or

                        (2) Is or was a 5-percent owner (within the meaning of
                Section 414(q)(2) of the Code) at any time during the Determination Year or the Look-Back Year.

                (b) "Highly Compensated Former Employee" means any Employee who
        (1) separated (or was deemed to have separated) from service prior to the Determination Year, (2) performed no services for any Employer or Affiliate during the Determination Year, and (3) was a Highly Compensated Active Employee for either the separation year or any Determination Year ending on or after his or her 55th birthday.

                (c) The determination of who is a Highly Compensated Employee shall be made in accordance with Section 414(q) of the Code.

                (d) For purposes of applying this Section 1.18:



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                        (1) "Determination Year" means the Plan Year for which
                the determination is being made;

                        (2) "Look-Back Year" means the Plan Year immediately
                preceding the Determination Year; and

                        (3) "Compensation" means Total Compensation (as defined
                in Section 5.4.2(d)).

        1.19 Hour of Service. "Hour of Service" means each hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer or Affiliate for the performance of duties.

                (a) No Duties Performed. Except as otherwise provided in subsection (b) below, no Hours of Service shall be credited for periods during which no duties are performed if payment by an Employer or Affiliate is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or is made as reimbursement to an Employee for medical or medically related expenses. In no event will more than 501 Hours of Service be credited under this paragraph (a) on account of any single continuous period during which an Employee performs no duties.

                (b) Crediting Rules. Hours of Service shall be credited under this Section 1.19 in accordance with U.S. Department of Labor Regulation
        Section 2530.200b-2(b) and (c).

                        (1) Family-Related Absences. In the case of an Employee
                who is absent from active employment with an Employer or Affiliate by reason of a Family Related Absence (as defined in Section 1.28), "Hour of Service" means any hour that is not credited as an Hour of Service (because the Employee is not paid or entitled to payment therefor) but which would otherwise normally have been credited to the Employee (but for the absence) under this Section 1.19. In any case in which the Committee is unable to determine the number of hours that would otherwise normally have been credited to an Employee (but for the absence) under this paragraph (d), the Employee shall be credited with eight Hours of Service for each day of the absence. Notwithstanding the foregoing, (1) no more than 501 Hours of Service shall be credited under this paragraph (b) to any individual on account of any single pregnancy, birth, placement or other Family Related Absence, and (2) the hours described in this paragraph (b) shall be treated as Hours of Service (A) for the Plan Year in which the absence begins, to the extent required to credit the Employee with 1,000 Hours of Service for that Plan Year, and (B) with respect to the remainder of the 501 Hours of Service maximum, for the next following Plan Year.



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        1.20 Investment Funds. "Investment Funds" means (collectively) the investment funds described in Section 6.3.

        1.21 Investment Manager. "Investment Manager" means any investment manager appointed by the Committee in accordance with Section 10.6.

        1.22 Leased Employee. "Leased Employee" means an individual who is a leased employee (within the meaning of Section 414(n)(2) of the Code) with respect to an Employer or Affiliate.

        1.23 Leave of Absence. "Leave of Absence" means the period of an Employee's absence from active employment:

                (a) Authorized by any Employer in accordance with its established and uniformly administered personnel policies, provided that the Employee returns to active employment after the authorized absence period expires, unless the Employee's failure to return is attributable to his or her retirement or death; or

                (b) Because of military service in the armed forces of the United States, provided that the Employee returns to active employment following discharge within the period during which he or she retains reemployment rights under federal law.

        1.24 Matching Contribution. "Matching Contribution" means the sum of all amounts contributed under the Plan by the Employers in accordance with Section
4.1 and 5.2.

        1.25 Member. "Member" means an Eligible Employee who has become a Member of the Plan pursuant to Section 2.1 or 2.2 and has not ceased to be a Member pursuant to Section 2.7.

                (a) For each Plan Year, a Member shall be classified as an "Active Member" if (1) he or she has enrolled in the Plan for any portion of the Plan Year by authorizing the required Salary Deferrals in accordance with Sections 2.4, 3.1 and 3.2, or (2) his or her active membership is resumed during the Plan Year after the end of a suspension period in accordance with Section 2.5 or 2.6.

                (b) A Member who is not an Active Member shall be classified as an "Inactive Member."



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                (c) "Acquired Member" means a Member whose account balance was transferred to this Plan from an Acquired Plan (as defined in Section 1.29).

        1.26 Member's Account or Account. "Member's Account" or "Account" means as to any Member the separate account maintained in order to reflect his or her interest in the Plan. Each Member's Account may be comprised of up to four separate subaccounts, as follows:

                (a) "Discretionary Account" means the subaccount maintained to record the Discretionary Contributions made on behalf of the Member pursuant to Sections 4.2 and 5.3 and any adjustments relating thereto.

                (b) "Matching Account" means the subaccount maintained to record Matching Contributions made on behalf of the Member pursuant to Section
        4.1 and any adjustments relating thereto.

                (c) "Rollover Account" means the subaccount maintained to record any transfers to the Plan made by or on behalf of a Member pursuant to
        Section 11.5 and any adjustments relating thereto.

                (d) "Salary Deferral Account" means the subaccount maintained to record the Salary Deferrals made on behalf of the Member pursuant to
        Section 3 and any adjustments relating thereto.

        1.27 Normal Retirement Age. "Normal Retirement Age" means age 62.

        1.28 One-Year Break in Service. "One-Year Break in Service" means a Severance Period of 12 consecutive months or, if the Severance Period began during a Family-Related Absence, 24 consecutive months. "Family-Related Absence" means an absence from work by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee, for purposes of caring for the Employee's child for a period beginning immediately following such birth or placement, or a family medical leave under the Family and Medical Leave Act of 1993, as amended.

        1.29 Plan. "Plan" means the Sybase, Inc. 401(k) Plan, as set forth in this instrument and as heretofore or hereafter amended from time to time. "Acquired Plans" means (a) the D&N



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Systems Profit Sharing 401(k) Plan, which was merged into this Plan on January
5, 1990; (b) the Micro Decisionware, Inc. Employees Profit Sharing Plan, which was merged into this Plan on December 31, 1994; and (c) any other tax-qualified defined contribution plan under which participants had optional forms of benefit of a type described in Appendix A (relating to Acquired Members' Accounts) and which has been merged into this Plan.

        1.30 Plan Year. "Plan Year" means the fiscal year of the Company, which is the calendar year.

        1.31 Reemployment Date. "Reemployment Date" means the date on which an Employee first completes an Hour of Service after a Severance Date.

        1.32 Salary Deferrals. "Salary Deferrals" means as to each Member the amounts contributed under the Plan by the Employers in accordance with Section 3.3, pursuant to the salary deferral election made by the Member in accordance with Sections 3.1 and 3.2.

        1.33 Service. "Service" means as to each Employee (i) each period beginning on his or her Employment or Reemployment Date and ending on his or her next Severance Date; (ii) each Severance Period lasting no more than 12 months; and (iii) each period constituting a Leave of Absence. An Employee's Service shall include periods of employment with-

                (a) Any other employer which the Committee determines is a "predecessor employer" with respect to any Employer (within the meaning of Section 414(a) of the Code); and

                (b) An employer prior to the date on which it became an Affiliate (but only to the extent approved by the Board of Directors), provided that any such period otherwise qualifies as Service under this
        Section 1.33.

        1.34 Severance Date. "Severance Date" means the earlier of (a) the date on which an Employee retires or dies or his or her employment with all Employers and Affiliates otherwise terminates, or (b) the first anniversary of the first date of a period in which an Employee remains



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absent from service with all Employers and Affiliates for any reason other than
(1) his or her retirement, death or other termination of employment, or (2) a Leave of Absence.

        1.35 Severance Period. "Severance Period" means each period beginning on an Employee's Severance Date and ending on his or her next Reemployment Date.

        1.36 Trust Fund. "Trust Fund" means the trust fund established by and maintained under the trust agreement entered into by and between any Employer and the Trustee, as amended from time to time (the "Trust Agreement"), for the purpose of funding the benefits provided by the Plan, as provided in Section 11.

        1.37 Trustee. "Trustee" means The Northern Trust Company and any additional, predecessor, successor or substituted trustee or trustees from time to time acting as Trustee of the Trust Fund.

        1.38 Valuation Date. "Valuation Date" means every business day on which the New York Stock Exchange, each Investment Manager (if any), and each manager of the collective investment funds in which the investment Funds are invested, are open for business.

        1.39 Year of Service. "Year of Service" means a period consisting of 365 or 366 (as applicable) days of Service. An Employee's total number of Years of Service shall be calculated by adding all periods to be included in his or her Service and expressing any remaining period as a fractional Year of Service.

                                    SECTION 2

                           ELIGIBILITY AND MEMBERSHIP

        2.1 Initial Eligibility. Each individual who is both a Member of the Plan on December 31, 1997 and an Eligible Employee on January 1, 1998, shall continue as a Member on January 1, 1998. Each other individual who is an Eligible Employee on January 1, 1998, shall also become a Member of the Plan on that date.



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        2.2 Subsequent Eligibility. An Employee who has not become a Member pursuant to Section 2.1 shall become a Member of the Plan on the Entry Date that coincides with or next follows the date he or she becomes an Eligible Employee.

        2.3 Employer Aggregation. The status of an Employee as an Eligible Employee shall not be adversely affected merely by reason of his or her service with more than one Employer during any Plan Year. The transfer of a Member from service with an Employer to service with an Affiliate which is not an Employer shall not constitute an event entitling the Member to a distribution under
Section 8.

        2.4 Active Membership. Each Member's decision to become an Active Member shall be entirely voluntary.

                2.4.1 Active Membership. An Employee who has become a Member under Section 2.1 or 2.2 may elect to become an Active Member, effective as of the first day of any later payroll period on which he or she is an Eligible Employee, provided that he or she elects to make Salary Deferrals in such manner and within such advance notice period as the Committee shall specify, in accordance with Section 3.

                2.4.2 Inactive Membership. A Member who does not elect to become an Active Member when eligible to do so, or whose active membership is suspended pursuant to Section 2.5 or 2.6, shall be treated as an Inactive Member until the date as of which he or she elects to become an Active Member.

                2.4.3 Effect of Inactive Membership. With respect to a Member's period of inactive membership, he or she shall neither make any Salary Deferrals nor share in the allocation of Matching Contributions, and he or she may not later make the Salary Deferrals that he or she might otherwise have during such period. However, an Inactive Member's Account



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shall continue to share in the allocation of earnings and gains (or losses) of the Trust Fund as provided in Section 6.4.

        2.5 Voluntary Suspension. An Active Member may voluntarily suspend his or her active membership in the Plan, thereby suspending his or her Salary Deferrals and becoming an Inactive Member for future payroll periods during the suspension period, by giving notice to the Committee in such manner and within such advance notice period as the Committee shall specify. No distribution shall be made to a Member merely by reason of a suspension of his or her active membership. A Member whose active membership in the Plan has been suspended may voluntarily resume his or her Salary Deferrals, effective with respect to Compensation paid for any payroll period beginning on or after the date he or she elects to resume Salary Deferrals, by again electing to become an Active Member in accordance with Section 2.4.

        2.6 Mandatory Suspension. If a Member (1) ceases to be an Eligible Employee because he or she ceases to meet the requirements of Section 1.11, (2) is transferred to employment with an Affiliate which is not an Employer, or (3) ceases to receive Compensation prior to his or her separation from service with all Employers and Affiliates (e.g., is granted an unpaid Leave of Absence or placed on layoff or furlough status), then:

                (a) His or her active membership shall be suspended (in accordance with Section 2.4.3) for each payroll period beginning on or after the date he or she becomes ineligible;

                (b) He or she shall be treated as an Inactive Member for the duration of the suspension period; and

                (c) After he or she again becomes an Eligible Employee and all conditions described in clauses (1) through (3) above cease to apply, his or her status as an Active Member may be resumed only in accordance with Section 2.4.1.

        2.7 Termination of Membership. An Eligible Employee who has become a Member shall remain a Member until he or she separates from service with all Employers and Affiliates



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terminates or, if he or she remains alive, until his or her entire Account balance is distributed (whichever is later).

        2.8 Reemployment. A former Member who is reemployed as an Eligible Employee shall again become a Member on his or her Reemployment Date. A former Employee who is reemployed as an Eligible Employee, but who had not become a Member during his or her prior period of Service, shall become a Member on his or her Reemployment Date.

                                    SECTION 3

                                SALARY DEFERRALS

        3.1 Salary Deferrals. Each Active Member may elect to defer portions of his or her Compensation payments and to have the amounts of such Salary Deferrals contributed by the Employers to the Trust Fund and credited to his or her Salary Deferral Account under the Plan, provided that he or she elects to make Salary Deferrals in such manner and within such advance notice period as the Committee shall specify. Subject to Section 5.4, an Active Member may elect to defer a portion of each payment of Compensation that would otherwise be made to him or her, after the election becomes and while it remains effective, by any whole percentage that does not exceed fifteen percent (15%).

                3.1.1 Section 401(k) Ceiling. Notwithstanding any contrary Plan provision, the Committee:

                (a) May suspend or limit any Member's salary deferral election at any time in order to prevent the cumulative amount of the Salary Deferrals contributed on behalf of the Member for any calendar year from exceeding the Section 401(k) Ceiling;

                (b) Shall cause any amount allocated to the Member's Account as an excess deferral (calculated by taking into account only amounts deferred under this and any other cash or deferred arrangement maintained by any Employer or Affiliate and qualified under Section 401(k) of the Code), together with any income allocable thereto for the calendar year to which the excess deferral relates, to be distributed to the Member no later than the April 15 that next follows the year of deferral in accordance with Section 402(g)(2)(A) of the Code; and



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                (c) May cause any other amount allocated to the Member's Account as an excess deferral, together with any income allocable thereto for the calendar year to which the excess deferral relates, to be distributed to the Member in accordance with Section 402(g)(2)(A) of the Code.

                (d) Any Matching Contributions allocated to the Member's Matching Account by reason of any excess deferral distributed pursuant to paragraph (b) or (c), together with any income allocable thereto for the calendar year to which the excess deferral relates, shall be forfeited at the time such distribution is made and applied to reduce the next succeeding Matching Contribution to the Plan, without regard to the extent of the Member's vested interest in his or her Matching Account.

                (e) "Section 401(k) Ceiling" means the dollar limit prescribed in Section 402(g)(3) of the Code (as adjusted pursuant to Sections 402(g)(5) and 415(d) of the Code).

                3.1.2 Limitations on HCE Members. For any Plan Year, the Committee (in its discretion) may limit the period for which, and/or specify a lesser maximum percentage at which, Salary Deferrals may be elected by HCE Members (as defined in Section 3.1.3) in such manner as may be necessary or appropriate in order to assure that the limitation described in Section 3.1.4 will be satisfied.

                3.1.3 HCE and Non-HCE Members. All Members who are Eligible Employees at any time during a Plan Year (whether or not they are Active Members), and who are Highly Compensated Employees (as defined in Section 1.18) with respect to the Plan Year, shall be "HCE Members" for the Plan Year. All other Members who are Eligible Employees at any time during the immediately preceding Plan Year, and who were not Highly Compensated Employees with respect to that Plan Year, shall be "Non-HCE Members" for the immediately preceding Plan Year.

                3.1.4 Deferral Percentage Limitation. In no event shall the actual deferral percentage, determined in accordance with Section 3.1.5 (the "ADP"), for the HCE Members for a Plan Year exceed the maximum ADP, as determined by reference to the ADP for the Non-HCE Members for the immediately preceding Plan Year, in accordance with the following table:



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
                    If the ADP for the
                      Non-HCE Members                  Then the Maximum ADP
                    ("NHCEs' ADP") is:                for the HCE Members is:

                       Less than 2%                      2.0 x NHCEs' ADP
                         2% to 8%                         NHCEs' ADP + 2%
                       More than 8%                      1.25 x NHCEs' ADP

                3.1.5 Actual Deferral Percentage. The actual deferral percentage for the HCE or Non-HCE Members for any Plan Year shall be calculated by computing the average of the percentages (calculated separately for each HCE or Non-HCE Member) (the "Deferral Rates") determined by dividing (1) the total of all Salary Deferrals made by the Member and creditable to his or her Salary Deferral Account for the Plan Year, by (2) his or her Testing Compensation (as defined in Section 3.1.6) for the Plan Year. In computing a Member's Deferral Rate, the following special rules shall apply:

                (a) The Deferral Rates shall be determined with reference to the Deferrals and Testing Compensation for the Plan Year being tested for HCE Members and the immediately preceding Plan Year for Non-HCE Members.

                (b) If any Employer or Affiliate maintains any other cash or deferred arrangement which is aggregated by the Company with this Plan for purposes of applying Section 401(a)(4) or 410(b) of the Code, all such cash or deferred arrangements shall be treated as one plan for purposes of applying Section 3.1.4.

                (c) If an HCE Member is a participant in any other cash or deferred arrangement maintained by any Employer or Affiliate, the separate deferral rates determined for the Member under all such cash or deferred arrangements shall be aggregated, for purposes of applying
        Section 3.1.4, with the separate Deferral Rate determined for the Member under this Section 3.1.5.

                3.1.6 Testing Compensation. For purposes of applying Sections 3.1, 3.2 and 4.1 and the discrimination tests of Sections 401(k)(3) and 401(m)(2) of the Code, "Testing Compensation" means with respect to any Member:

                (a) His or her Total Compensation (as defined in Section 5.4.2(d)); or

                (b) The amount of his or her compensation calculated by the Committee in a manner which satisfies applicable requirements of Treas. Reg. Section 1.401(k)-1(g)(2)(i).

                (c) Notwithstanding the foregoing, no amount in excess of the Compensation Limit (as defined in Section 1.8(c)) shall be taken into account under this Section 3.1.6 for any Plan Year.

                (d) Compensation for periods prior to the time that an Employee became a Member may (but need not) be taken into account.

        3.2 Salary Deferral Election. Each Active Member shall determine the percentage of his or her Compensation that shall be deferred and contributed to the Trust Fund as his or her Salary Deferrals at the time he or she becomes an Active Member, and the Member thereafter may redetermine such percentage as of any future Entry Date. In either event, (a) the Active Member shall make a salary deferral election with respect to his or her Salary Deferrals, in such manner and within such advance notice period as the Committee shall specify, and
(b) no Salary Deferrals shall be made by any Active Member except in accordance with his or her salary deferral election and the limitations of Sections 3.1 and 5.4.

                3.2.1 Amount. The amount of Salary Deferrals that may be contributed with respect to the Compensation paid to any Active Member on any date shall be the amount in dollars and cents that is nearest to the amount of Compensation subject to the deferral election multiplied by the percentage elected by the Member pursuant to Section 3.1.

                3.2.2 Changes or Cancellation. An Active Member may change the percentage determined under the first sentence of this Section 3.2 by giving notice of such change, in such manner and within such advance notice period as the Committee shall specify, effective with respect to Compensation paid on such date as the Committee (in its discretion) may specify. The salary deferral election made by an Active Member shall remain in effect until his or her active membership in the Plan is terminated, except to the extent that the election is suspended in accordance with Section 2.5, 2.6 or 9.2.3, changed in accordance with this Section 3.2.2, or reduced pursuant to Section 3.1.1 or 3.1.2.

                3.2.3 Potential Excess ADP. In the event that (but for the application of this Section 3.2.3) the Committee determines that the ADP for HCE Members would exceed the maximum permitted under Section 3.1.4 for a Plan Year (the "ADP Maximum"), then the Committee (in its discretion) may reduce, in accordance with Section 3.1.2, the percentages or amounts of Salary Deferrals subsequently to be contributed on behalf of the HCE Members by such percentages or amounts as, and for as long as, the Committee (in its discretion) may determine is necessary or appropriate in the circumstances then prevailing.

                3.2.4 Actual Excess ADP. In the event that the Committee determines that the ADP for the HCE Members exceeds the ADP Maximum for any Plan Year, the amount of any excess contributions (within the meaning of Section 401(k)(8)(B) of the Code) contributed on behalf of any HCE Member, and the income allocable thereto for the Plan Year to which the excess contributions relate, shall be distributed to the HCE Member before the close of the next following Plan Year.

                (a) Determination of Excess Contributions. The amount of excess contributions for an HCE Member shall be determined in the following manner:

                        (1) With respect to each HCE Member whose Deferral Rate
                exceeds the ADP Maximum, the Committee shall calculate an excess contribution amount by calculating the excess of (A) his or her Salary Deferrals, over (B) the product of the ADP Maximum times his or her Testing Compensation. The aggregate of the excess contribution amounts for all such HCE Members shall be the total excess contribution amount to be distributed pursuant to this
                Section 3.2.4.

                        (2) The Salary Deferrals of the HCE Member with the
                highest dollar amount of Salary Deferrals shall be reduced to the extent necessary to satisfy the ADP test or to cause that dollar amount to equal the dollar amount of Salary Deferrals of the HCE Member with the next highest dollar amount of Salary Deferrals. This process shall be repeated until the total dollar amount of such Salary Deferral reductions equals the total excess contributions calculated pursuant to paragraph (a)(1) above.

                        (3) The amount of excess contributions to be distributed
                to an HCE Member pursuant to this Section 3.2.4 shall be equal to the amount by which his or her Salary Deferrals is reduced under paragraph (a)(2) above.

                        (4) The amount of excess contributions, as determined in
                accordance with the method described in this paragraph (a), shall be reduced by any excess deferrals previously distributed to the HCE Member for the Plan Year under Section 3.1.1.

                (b) Determination of Allocable Income. The income allocable to any excess contributions for the Plan Year, excluding income for the period between the end of the Plan Year and the date of distribution, shall be determined in accordance with Section 401(k)(8)(A)(i) of the Code.

                (c) Forfeiture of Related Matching Contributions. Any Matching Contributions allocated to the Member's Matching Account by reason of any excess contributions distributed pursuant to this Section 3.2.4, together with any income allocable thereto for the Plan Year to which the excess contributions relate, shall be forfeited and applied to reduce the next succeeding Matching Contribution to the Plan, without regard to the extent of the Member's vested interest in his or her Matching Account.

                (d) Incorporation by Reference. The foregoing provisions of this
        Section 3 are intended to satisfy the requirements of Section 401(k)(3) of the Code and, to the extent not otherwise stated above, the provisions of Section 401(k)(3) of the Code, Treas. Reg. Section 1.401(k)-1(b) (to the extent not inconsistent with amendments to the Code), and subsequent IRS guidance under Section 401(k)(3) of the Code are incorporated herein by reference.

        3.3 Payment of Salary Deferrals. Subject to the provisions of Sections 3.1, 3.2, 11.3 and 12, the Employers shall pay to the Trust Fund the amounts elected by Members to be contributed as Salary Deferrals pursuant to Section 3. Any Salary Deferrals to be contributed with respect to Compensation paid on any date in accordance with the preceding sentence shall be paid to the Trust Fund as soon as practicable thereafter and in no event later than the 15th business day of the month that next follows the month in which such Compensation was paid.

        3.4 After-Tax Contributions. In no event shall any Member be permitted to make contributions to the Plan or Trust Fund on an after-tax basis.

                                    SECTION 4

                             EMPLOYER CONTRIBUTIONS

        4.1 Matching Contributions. Subject to the provisions of this Section
4.1 and Sections 5.4, 11.3 and 12, the Employers shall contribute as Matching Contributions to the Trust Fund amounts equal to fifty percent (50%) (the "Matching Percentage") of the Salary Deferrals made for each payroll period on behalf of each Active Member; provided, however, that:

                (a) The total amount of the Matching Contributions made on behalf of any Member for a Plan Year shall not exceed the Maximum Match Amount (as defined in Section 4.1.2) that applies for that Plan Year;

                (b) The Matching Percentage shall be applied on a Plan Year (rather than a payroll period) basis in the case of any Member whose Salary Deferrals cease during the Plan Year for any reason other than the voluntary suspension of his or her active membership under Section
        2.5 or cancellation of his or her salary deferral election under Section 3.2.2; and

                (c) To the extent that current forfeitures are not used to reinstate forfeited Matching Account balances pursuant to Section 7.3.3 or closed Accounts pursuant to Section 8.9, they shall be applied to reduce the amount otherwise required to be contributed by the Employers under this Section 4.1.

                4.1.1 Matching Percentage. The Matching Percentage may be increased (or decreased) for any payroll period to such extent (if any) as the Company's Chief Executive Officer (in his or her discretion) may determine in writing, provided that a decrease in the Matching Percentage must be announced to eligible Members before the start of the payroll period involved. The Matching Percentage rate shall be fifty percent (50%) for any payroll period for which a different rate is not determined in accordance with the preceding sentence.

                4.1.2 Maximum Match Amount. The Company's Chief Executive Officer (in his or her discretion) may determine in writing the maximum amount of the Matching Contribution that may be made on behalf of any Member for any Plan Year under this Section 4.1 (the "Maximum Match Amount"). For any Plan Year for which a different dollar amount is not determined by action taken and announced to eligible Members before the Plan Year begins, the Maximum Match Amount shall be five hundred dollars ($500.00). Effective January 1, 1999, the Maximum Match Amount shall be increased to one thousand dollars ($1,000.00) for Active or Inactive Members that are Eligible Employees on or after April 1, 1999.

                4.1.3 Limitations on HCE Members. For any Plan Year, the Committee (in its discretion) may limit the period for which, and/or specify a lesser Matching Percentage and/or Maximum Match Amount at which, Matching Contributions are to be made on behalf of HCE Members (as defined in Section 3.1.3) in such manner as may be necessary or appropriate in order to assure that the limitation described in Section 4.1.4 will be satisfied.

                4.1.4 Contribution Percentage Limitation. In no event shall the actual contribution percentage, determined in accordance with Section 4.1.5 (the "ACP"), for the HCE Members for a Plan Year exceed the maximum ACP, as determined by reference to the ACP for the Non-HCE Members for the immediately preceding Plan Year, in accordance with the following table:

           If the ACP for the
             Non-HCE Members                  Then the Maximum ACP
           ("NHCEs' ACP") is:                for the HCE Members is:

              Less than 2%                      2.0 x NHCEs' ACP
                2% to 8%                         NHCEs' ACP + 2%
              More than 8%                      1.25 x NHCEs' ACP

                4.1.5 Actual Contribution Percentage. The actual contribution percentage for the HCE or Non-HCE Members for any Plan Year shall be calculated by computing the average of the percentages (calculated separately for each HCE or Non-HCE Member) (the "Contribution Rates") determined by dividing:

                (a) The total for the Plan Year of (1) all Matching Contributions made on behalf of the Member and creditable to his or her Matching Account (excluding those forfeited pursuant to Section 3.1.1(d) or 3.2.4(d)), and (2) in the case of a Non-HCE

        Member, such portion of the Salary Deferrals made on his or her behalf as the Committee elects to treat as Matching Contributions (rather than Salary Deferrals) for purposes of calculating ADPs and ACPs; by

                (b) The Member's Testing Compensation (as defined in Section 3.1.6) for the Plan Year.

                (c) The special testing and aggregation rules set forth in
        Section 3.1.5 with respect to the calculation of the Members' ADPs shall also apply to the calculation of their ACPs.

                4.1.6 Potential Excess ACP. In the event that (but for the application of this Section 4.1.6) the Committee determines that the ACP for the HCE Members would exceed the maximum permitted under Section 4.1.4 for a Plan Year (the "ACP Maximum"), then the Committee (in its discretion) may reduce, in accordance with Section 4.1.3, the percentages or amounts of Matching Contributions subsequently to be contributed on behalf of the HCE Members by such percentages or amounts as, and for as long as, the Committee (in its discretion) may determine is necessary or appropriate in the circumstances then prevailing.

                4.1.7 Actual Excess ACP. In the event that the Committee determines that the ACP for the HCE Members exceeds the ACP Maximum for any Plan Year, the amount of any excess aggregate contributions (within the meaning of Section 401(m)(6)(B) of the Code) contributed on behalf of any HCE Member, and the income allocable thereto for the Plan Year to which the excess amount relates, shall be distributed to the HCE Member before the close of the next following Plan Year; or (2) forfeited and applied to reduce the next succeeding Matching Contribution to the Plan.

                (a) Distribution or Forfeiture of Excess Amount. The percentage of the excess amount to be distributed pursuant to clause (1) above shall be the same as the HCE Member's vested percentage interest in his or her Matching Account, and the remainder of the excess amount shall be forfeited pursuant to clause (2) above.

                (b) Determination of Excess Aggregate Contributions. The amount of excess aggregate contributions for an HCE Member and the income allocable thereto shall be determined in the manner provided in Section
        3.2.4 with respect to excess contributions.

                (c) Prohibition on Multiple Use. Notwithstanding any contrary Plan provision, multiple use of the alternative limitations set forth in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code, shall not be permitted if the sum of the HCE Members' ADP and ACP exceeds the aggregate limit described in Treas. Reg. Section 1.401(m)-2(b)(3). In the event that multiple use occurs, it shall be corrected by reducing the ADP and/or ACP for HCE Members (in the discretion of the Committee) and treating such reductions as excess contributions and/or excess aggregate contributions (as appropriate) under Section 3.2.4 or this
        Section 4.1.7.

                (d) Incorporation by Reference. The foregoing provisions of this
        Section 4.1 are intended to satisfy the requirements of Section 401(m) of the Code. To the extent not otherwise stated above, the provisions of Sections 401(m)(2) and (9) of the Code, Treas. Reg. Sections 1.401(m)-1(b) and 1.401(m)-2 (to the extent not inconsistent with amendments to the Code), and subsequent IRS guidance under Section 401(m)(2) and (9) of the Code are incorporated herein by reference.

        4.2 Discretionary Contributions. Subject to the provisions of Section 5.4, for any Plan Year the Employers shall also contribute to the Trust Fund as a Discretionary Contribution such amount (if any) as the Board of Directors (in its discretion) may direct be contributed for any Plan Year on behalf of those Members who are eligible to share in the allocation of the Discretionary Contribution pursuant to Section 5.3.

        4.3 Timing. Subject to the provisions of Sections 4.1.3, 11.3 and 12, Matching and Discretionary Contributions shall be paid to the Trust Fund within the time prescribed by law (including extensions) for filing the Company's federal income tax return for the Company's taxable year that ends with or within the Plan Year for which the Contributions are made.

        4.4 Periodic Contributions. Subject to the foregoing provisions of this
Section 4, any Matching or Discretionary Contributions to be made for a Plan Year may be paid in installments from time to time during or after the Plan Year for which they are made. The Employers shall specify, as to each Matching or Discretionary Contribution payment made to the Trust Fund, the Plan Year to which the payment relates. The Employers intend the Plan to be permanent, but they do not obligate themselves to continue to make any Employer Contributions under the Plan whatsoever.

        4.5 Reinstatements. The Employers shall also contribute to the Trust Fund the amount necessary to reinstate forfeited Matching Account balances pursuant to Section 7.3.3 or closed Accounts pursuant to Section 8.9, but only to the extent that current forfeitures are insufficient to cover such reinstatements.

        4.6 Profits Not Required. Each Employer shall make any contributions otherwise required to be made for a Plan Year without regard to whether it has current or accumulated earnings or profits for the taxable year that ends with or within the Plan Year for which the contributions are made. Notwithstanding the foregoing, the Plan is intended to qualify as a profit-sharing plan under
Section 401(a) of the Code.

                                    SECTION 5

                   ALLOCATION OF CONTRIBUTIONS AND INVESTMENTS

        5.1 Salary Deferrals. Except as provided in Section 3.2.4, the Salary Deferrals made on behalf of an Active Member shall be allocated, as of the Valuation Date on which they are received by the Trustee, to his or her Salary Deferral Account.

        5.2 Matching Contributions. Except as provided in Section 4.1.7, Matching Contributions shall be allocated, as of the Valuation Date on which they are received by the Trustee, to the Matching Accounts of those Active Members for whom the Matching Contributions were made pursuant to Section 4.2.

        5.3 Discretionary Contributions. Any Discretionary Contributions made for the Plan Year shall be allocated, as of the Valuation Date on which they are received by the Trustee, on a PER CAPITA basis to the Discretionary Accounts of all Eligible Employees who were Active or Inactive Members (as determined under Section 2) as of both the first business Monday and the last business day (the "Status Days") of the Plan Year for which they are made; provided, however, that the Company's Chief Executive Officer (in his or her discretion) may direct in writing that (a) the Status Days shall be adjusted by no more than 30 days for any Plan Year, and/or (b) special proration rules shall be applied to any group of otherwise ineligible and similarly situated Eligible Employees who are or will become Acquired Members.

        5.4 Limitations on Allocations.

                5.4.1 Annual Addition Limitation. Notwithstanding any contrary Plan provision, in no event shall the Annual Addition to any Member's Account for any Plan Year exceed the lesser of (a) $30,000 (as adjusted pursuant to Section 415(d) of the Code) or (b) twenty-five percent (25%) of the Member's Total Compensation for the Plan Year; provided, however, that clause (b) shall not apply to Annual Additions described in clauses (5) and (6) of Section 5.4.2(c).

                5.4.2 Definitions. Solely for purposes of this Section 5.4, the following definitions shall apply:

                (a) "Affiliate" means a corporation, trade or business which is, together with any Employer, a member of a controlled group of corporations or an affiliated service group or under common control (within the meaning of Section 414(b), (c), (m) or (o) of the Code, as modified by Section 415(h) of the Code), but only for the period during which such other entity is so affiliated with any Employer.

                (b) "Aggregated Plan" means any defined contribution plan which is aggregated with this Plan pursuant to Section 5.4.3.

                (c) "Annual Addition" means with respect to each Member the sum for a Plan Year of (1) the Member's Salary Deferrals to be credited to the Member's Salary Deferral Account; (2) the share of the Matching and/or Discretionary Contributions to be credited to the Member's Matching and/or Discretionary Accounts; (3) the share of all contributions made by all Employers and Affiliates (including salary reduction contributions made pursuant to Section 401(k) of the Code) and any forfeitures credited to the Member's account under this Plan or any Aggregated Plan; (4) any after-tax employee contributions made by the Member for the Plan Year under any Aggregated Plan; (5) any amount allocated to the Member's individual medical account (within the meaning of Section 415(l) of the Code) under a defined benefit plan maintained by an Employer or Affiliate; and (6) any amount attributable to post-retirement medical benefits which is allocated pursuant to Section 419A(d) of the Code to the Member's separate account under a welfare benefits fund (within the meaning of Section 419(e) of the Code) maintained by an Employer or Affiliate.

                (d) "Total Compensation" means the amount of an Employee's:

                        (1) Wages (within the meaning of Section 3401(a) of the
                Code) and all other payments of compensation which an Employer or Affiliate is required to report in Box 1 ("wages, tips, other compensation") of IRS Form W-2 -

                                (A) Including the aggregate of any Salary
                        Deferrals credited to his or her Deferral Account and any other amounts that are (i) contributed by any Employer or Affiliate on his or her behalf to an employee benefit plan pursuant to a salary reduction agreement and (ii) not includible in gross income under
                        Section 125, 401(k), 402(e)(3), 402(h) or 403(b) of the
                        Code; but

                                (B) Excluding amounts paid or reimbursed by the
                        Employer or Affiliate for moving expenses incurred by the Member, to the extent that at the time of payment it is reasonable to believe that such amounts will qualify as a "qualified moving expense reimbursement" (within the meaning of Section 132(a)(6) of the Code), and

                                (C) Determined without regard to any rules that
                        limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the agricultural labor exception); or

                        (2) Compensation calculated by the Committee in a manner
                which satisfies applicable requirements of Section 415(c)(3) of the Code and Treas. Reg. Section 1.415-2(d).

                5.4.3 Other Defined Contribution Plans. All defined contribution plans (terminated or not) maintained by any Employer or Affiliate shall be aggregated with this Plan, and all plans so aggregated shall be considered as one plan in applying the limitations of this Section 5.4, provided that the special limitation applicable to employee stock ownership plans under Section 415(c)(6) of the Code shall be taken into account with respect to a Member who participates in any such plan.

                5.4.4 Defined Benefit Plans. If any Member participates both in this Plan and in one or more defined benefit plans maintained by any Employer or Affiliate for the same Plan Year, then the Member shall also be subject to the limitations set forth in Section 415(e) of the

Code (as modified by Section 416(h) of the Code), which shall be applied in accordance with Section 5.4.5, but only with respect to any Plan Year beginning before January 1, 2000.

                5.4.5 Adjustments. If, as a result of (1) a reasonable error in estimating a Member's Total Compensation, allocating forfeitures under this Plan or any Aggregated Plan or other circumstances which permit the application of the rules stated in this Section 5.4.5, or (2) a reasonable error in determining the amount of Salary Deferrals that may be made by a Member under the limits of this Section 5.4, any of the limitations of this Section 5.4 otherwise would be exceeded with respect to any Member for any Plan Year, then the following actions, but only to the extent necessary to avoid exceeding such limitations, shall be taken in the following order:

                (a) Any after-tax employee contributions made by the Member under any Aggregated Plan for the Plan Year shall be returned to him or her;

                (b) In the circumstances described in clause (2) above, Salary Deferrals shall be distributed to the Member to the extent required to reduce the excess annual addition to the Member's Account attributable to that circumstance;

                (c) The Member's accrued benefit under any defined benefit plan shall be frozen and/or the rate of its future accrual shall be reduced;

                (d) The amount allocated to the Member's Matching Account and/or similar account from employer matching contributions made by any Employer or Affiliate under this Plan and/or any Aggregated Plan shall be reallocated to a suspense account, and the balance credited to such account shall be applied to reduce the employer contributions (of the same class), otherwise to be made for and allocated to all eligible Members or participants in the Aggregated Plan for succeeding Plan Years in order of time;

                (e) Any Discretionary Contributions and/or employer contributions otherwise to be allocated to the Member's account under this or any Aggregated Plan shall be reallocated to a suspense account, and the balance credited to that account shall be applied to reduce the employer contributions (of the same class) otherwise to be made for and allocated to all eligible Members or participants in the Aggregated Plan for succeeding Plan Years in order of time; and

                (f) The Member's Salary Deferrals, or any salary reduction contributions made at the Member's election pursuant to Section 401(k) of the Code under any Aggregated Plan shall be reallocated to a suspense account and applied to reduce such Salary Deferrals or other salary reduction contributions as otherwise are to be made thereafter at his or her election under this or any Aggregated Plan.

                5.4.6 Suspense Accounts. If a suspense account is created under
Section 5.4.5(d), (e) and/or (f) and exists in a later Plan Year, the amount allocated to the suspense account shall be reallocated to the Member's account before any amount may be contributed to this or any Aggregated Plan on behalf of the Member for that Plan Year. If the Member for whom a suspense account is maintained terminates employment with all Employers and Affiliates before the suspense account balance has been reallocated pursuant to Section 5.4.5, that balance shall be reallocated among the accounts of all Members who remain Employees on the first day of the following Plan Year, in direct proportion to each such Member's share of the aggregate Total Compensation paid to all such Members for the Plan Year of termination (subject to the limitations of this Section 5.4), before any amount may be contributed to this or any Aggregated Plan for the Plan Year of reallocation. Suspense accounts shall not share in allocations of earnings and gains (or losses) of the Trust Fund. The balances credited to all suspense accounts shall be returned to the Employers upon termination of the Plan.

                5.4.7 Limitation Year. For purposes of applying the limitations of Section 415 of the Code, the limitation year shall be the Plan Year.

        5.5 Investment. Each Member shall direct, in such manner and at such times as the Committee (in its discretion) shall specify, the percentages of all amounts allocated to his or her Account that are to be invested in each of the Investment Funds. In accordance with procedures as the Committee (in its discretion) shall specify, such directions may be made as to (a) future allocations of both Salary Deferral and Employer Contributions to a Member's Account, (b) one or more of the Investment Funds in which his or her Account is then invested, and/or (c) all such Investment Funds in the aggregate. The Member may specify as to any Investment Fund any percentage that is a whole multiple of one percent (1%), provided that the total of the percentages specified shall equal one hundred percent (100%) unless clause (b) of the preceding sentence applies.

                5.5.1 Changes. The directions of a Member, including a Member whose employment has terminated but whose entire Account balance has not yet been distributed, concerning the investment of future allocations to and/or the existing balances of his or her Account may be changed in accordance with such procedures as the Committee (in its discretion) may designate from time to time. The designated procedures at all times shall permit Members to make investment changes, effective as of any future Entry Date, by making a new investment election in such manner and within such advance notice period as the Committee shall specify, all in a manner designed to permit the Plan to qualify as a 404(c) plan (within the meaning of Section 404(c) of ERISA).

                5.5.2 Failure to Elect. If a Member fails to direct the manner in which the amounts allocated to his or her Account are to be invested, such amounts shall be invested in the Investment Fund designated by the Committee for such purpose.

                                    SECTION 6

                          ACCOUNTS AND INVESTMENT FUNDS

        6.1 Members' Accounts. At the direction of the Committee, there shall be established and maintained for each Member, as appropriate:

                (a) A Salary Deferral Account, to which shall be credited all Salary Deferrals paid to the Trust Fund at his or her election under
        Section 3;

                (b) A Matching Account, to which shall be credited all Matching Contributions paid to the Trust Fund on his or her behalf under Section 4.1;

                (c) A Discretionary Account, to which shall be credited all Discretionary Contributions paid to the Trust Fund on his or her behalf under Sections 4.2 and 5.3; and

                (d) A Rollover Account, to which shall be credited all transfers made to the Trust Fund by or on behalf of the Member under Section 11.5.

Each Member's Account shall also reflect the total value of its proportionate interest in each of the Investment Funds as of each Valuation Date. The maintenance of a separate Account for each Member shall not be deemed to segregate for the Member, nor to give the Member any ownership interest in, any specific assets of the Trust Fund.

        6.2 Trust Fund Assets. The Trust Fund shall consist of the Members' Salary Deferrals, Matching Contributions, Discretionary Contributions, rollovers made pursuant to Section 11.5, amounts transferred by merger of other tax-qualified plans with and into this Plan, all investments and reinvestments made therewith, and all earnings and gains (less any losses) thereon. The Trustee shall hold and administer all assets of the Trust Fund in the Investment Funds, and each Member and his or her Account shall have only an undivided interest in any of the Investment Funds.

        6.3 Investment Funds. The Trustee shall establish three or more Investment Funds which shall be maintained for the purpose of investing such portions of Members' Accounts as are properly allocable to each such Fund pursuant to Section 5.5. At least three of the Investment Funds shall (a) be diversified, (b) have materially different risk and return characteristics, and
(c) be designed to satisfy the broad range of investment alternatives requirement of 29 C.F.R. Section 2550.404c-1(b)(3).

                6.3.1 Investment Media. Except to the extent that such investment responsibility has been transferred to the Trustee or an Investment Manager in accordance with Section 10.6, the Committee (in its discretion) shall direct the Trustee to invest each Investment Fund in units, shares or other interests in one or more common, pooled or other collective investment funds (a) designated by the Committee, and (b) either (1) maintained by any person described in Section 3(38)(B) of ERISA or an affiliate of such person, or (2) registered under the Investment Company Act of 1940.

                6.3.2 Changes. The Committee may from time to time change the number, identity or composition of the Investment Funds made available under this Section 6.3. Except to the extent that such investment responsibility has been transferred to the Trustee or an Investment Manager in accordance with
Section 10.6, the Committee may redesignate the collective investment funds in which any Investment Fund shall be invested.

                6.3.3 Reinvestments and Cash. All interest, dividends or other income realized from the investments of any of the Investment Funds shall be reinvested in the Investment Fund that realized such income. Temporary cash balances arising in any of the Investment Funds shall be invested in a manner which produces a reasonable rate of return and is consistent with the liquidity needs of the Fund.

        6.4 Valuation of Members' Accounts. The Trustee shall determine the fair market values of the assets of the Investment Funds, and the Committee shall determine the fair market value of each Member's Account, as of each Valuation Date. In making such determinations and in crediting net earnings and gains (or losses) in the Investment Funds to the Members' Accounts, the Committee (in its discretion) may employ, and may direct the Trustee to employ, such accounting methods as the Committee deem appropriate in order fairly to reflect the fair market values of the Investment Funds and each Member's Account. For this purpose the Trustee and the Committee (as appropriate) may rely upon information provided by the Committee, the Trustee or other persons believed by the Trustee or the Committee to be competent.

        6.5 Statements of Members' Accounts. Each Member shall be furnished with periodic statements reflecting his or her interest in the Plan at least annually.

                                    SECTION 7

                                     VESTING

        7.1 Salary Deferral, Discretionary and Rollover Accounts. Each Member shall have a fully (one hundred percent (100%)) vested and nonforfeitable interest in his or her Salary Deferral, Discretionary and Rollover Accounts at all times. Upon the Member's separation from service with all Employers and Affiliates for any reason at any time, his or her Salary Deferral, Discretionary and Rollover Accounts shall be distributable in the manner and at the times set forth in Section 8.

        7.2 Matching Accounts.

                7.2.1 General Rule. The interest of each Member who is an Employee on or after April 1, 1999, in his or her Matching Account shall be fully (one hundred percent (100%)) vested and nonforfeitable at all times.

                7.2.2 Rules in Effect Prior to April 1, 1999. The interest of each Member in his or her Matching Account, if (a) he or she is an Employee on or after January 5, 1990, and (b) his or her employment terminated before April 1, 1999, shall vest in accordance with the following schedule:

                 Years of Service            Vested Percentage
                 Less than 1                         0%
                 1 but less than 2                  25%
                 2 but less than 3                  50%
                 3 but less than 4                  75%
                 4 years or more                    100%

                7.2.3 Prior Rules. For each Member to whom Sections 7.2.1 and
7.2.2 do not apply, the vesting schedule in effect under the Plan as in effect prior to January 5, 1990, shall apply for purposes of determining the vested percentage of his or her Matching Account.

                7.2.4 Vesting Schedule Amendment. If the vested percentage of any Member who is credited with at least three Years of Service would otherwise be less (as to future Matching Contribution allocations) because of an amendment to Section 7 or the Plan's becoming and thereafter ceasing to be a Top-Heavy Plan (as defined in Section 13.1), the Member's vested percentage shall be determined under the vesting schedule that provides for the greater vested percentage.

                7.2.5 Full Vesting Rule. Notwithstanding the foregoing, each Member who is an Employee when the relevant event occurs shall have a fully (one hundred percent (100%)) vested and nonforfeitable interest in his or her Matching Account upon the first to occur of the following events:

                (a) The Member attains age 59 1/2,

                (b) The Member's death, or

                (c) The Member becomes Disabled.

                7.2.6 Distribution of Vested Interest. Upon the Member's separation from service with all Employers and Affiliates for any reason at any time, the vested portions of his or her Matching and Discretionary Accounts shall be distributable in the manner and at the times set forth in Section 8.

                7.2.7 Accelerated Vesting for Acquired Members. Notwithstanding any contrary Plan provision, the interests of all Acquired Members in the accounts maintained for their benefit under a particular Acquired Plan shall become fully (one hundred percent (100%)) vested and nonforfeitable on the date (if any) specified in writing by the Company's Chief Executive Officer (in his or her discretion).

        7.3 Forfeitures.

                7.3.1 Forfeitures. The nonvested portions of a Member's Matching Account shall be forfeited upon the first to occur of the following events:

                (a) The Member separates from service with all Employers and Affiliates and he or she has received a complete distribution of the vested portion of his or her Matching Account;

                (b) The Member separates from service with all Employers and Affiliates when he or she has no vested interest in his or her Matching Account, at which point the Member shall be deemed to have received a distribution of zero dollars ($0.00); or

                (c) The Member incurs five consecutive One-Year Breaks in Service following his or her separation from service with all Employers and Affiliates.

                7.3.2 Treatment of Forfeitures. Any amounts forfeited under the Plan shall be treated as follows:

                (a) First, they shall be used to reinstate forfeited Matching Account balances pursuant to Section 7.3.3;

                (b) Second, they shall be used to reinstate closed Accounts pursuant to Section 8.9; and

                (c) Third, they shall be used to reduce Matching Contributions (if any) for the Plan Year in which the forfeitures occur.

                7.3.3 Restoration Upon Reemployment. If a Member who separated from service and forfeited any portion of his or her Matching Account is reemployed before incurring five consecutive One-Year Breaks in Service, the forfeited amount shall be restored first from current and then from additional Employer Contributions pursuant to Section 4.5.

                7.3.4 Vesting Upon Reemployment. If a reemployed Member received a distribution from his or her Matching Account as the result of a prior separation from service, the amount restored pursuant to Section 7.3.3 shall be credited to a separate subaccount for the

Member (a "Suspense Account"). The vested percentage of the Member's interest in the Suspense Account at any relevant time after reemployment shall not be less than the amount computed as follows:

                             X = (C - D)/(100% - D)

For purposes of applying this formula at any time, "X" is the vested percentage at the relevant time, "C" is the Member's current vested percentage under
Section 7.2, and "D" is his or her vested percentage as of the date the prior distribution was made, unless the Member received less than the entire vested balance credited to his or her Matching Account, in which case "D" is the percentage of that Account that was previously distributed.

                                    SECTION 8

                                  DISTRIBUTIONS

        8.1 Events Permitting Distribution. Subject to Section 8.3, the balance credited to a Member's Account shall become distributable only in the following circumstances:

                (a) Upon termination of the Member's employment with all Employers and Affiliates at or after Normal Retirement Age;

                (b) Upon termination of the Member's employment by reason of Disability or death;

                (c) Upon the Member's separation from service with all Employers and Affiliates in any circumstances other than those specified in paragraph (a) or (b) above;

                (d) If the Member is a 5-percent owner (as defined in Section 1.18(a)(2)), at any time during, and no later than the April 1 that next follows, the calendar year in which the Member attains age 70 1/2;

                (e) Upon the Committee's approval of the Member's application for a withdrawal from his or her Account, to the limited extent provided in Sections 9.1 through 9.3;

                (f) In accordance with and to the limited extent provided in Sections 3.2.4 and 4.1.7;

                (g) If and to the extent permitted by Section 401(k)(10) of the Code in connection with an Employer's disposition of corporate assets or a subsidiary; and

                (h) Upon the creation or recognition of an Alternate Payee's right to all or a portion of a Member's Account under a domestic relations order which the Committee determines is a QDRO (as defined in Section 9.5), but only as to the portion of the Member's Account which the QDRO states is payable to the Alternate Payee.

        8.2 Times for Distribution.

                8.2.1 General Rule. Subject to the consent requirements of
Section 8.3 and except as provided in Section 9.5 (relating to QDROs), distributions from a Member's Account shall normally be made or commenced as soon as practicable after the Valuation Date that coincides with or next follows the later of (a) the date the event permitting the distribution occurs, or (b) the date on which any consent required under Section 8.3 is received by the Committee.

                8.2.2 Distribution Deadline. All distributions not made or commenced sooner pursuant to Section 8.2.1 shall be made or commenced no later than 60 days after the end of the Plan Year in which (a) a distribution event described in Section 8.1(a) or 8.1(c) occurs, or (b) the Member attains Normal Retirement Age (whichever is later), provided that the Committee has received the distributee's distribution request in such manner and within such advance notice period as the Committee (in its discretion) shall specify. However, if the amount of the distribution or the location of the Member or his or her Beneficiary (after a reasonable search) cannot be ascertained by that date, distribution may be deferred but shall be made no later than 60 days after the date on which the amount or location (as appropriate) is ascertained.

                8.2.3 Age 70 1/2 Rule. Notwithstanding the foregoing, if a Member continues employment after attaining Normal Retirement Age and his or her Account becomes distributable pursuant to Section 8.1(d):

                (a) The balance credited to the Account shall be distributed to the Member in the form of an immediate lump sum payment of cash (or its equivalent) no later than the April 1 specified in Section 8.1(d), and

                (b) Any subsequent allocations to the Account shall be distributed as soon as practicable after the end of the Plan Year to which those allocations pertain.

        8.3 Consent Requirement. If the balance credited to a Member's Account (to the extent vested) exceeded the Limit as of the Valuation Date that next preceded the date of the distribution, no portion of the Member's Account shall be distributed before the Member attains (or in the event of his or her death would have attained) Normal Retirement Age, unless the Member or (if the Member is deceased and the Beneficiary is his or her surviving spouse) the Member's Beneficiary has consented in writing to receive an earlier distribution. For purposes of applying this Section 8.3 and Section 8.6.4, the term "Limit" means
(i) the amount specified under Section 411(a)(11)(A) of the Code (i.e., $5,000 as of January 1, 1999) as in effect on the applicable Valuation Date, or (ii) if the Member's Severance Date occurred prior to January 1, 1998, $3,500.

        8.4 Limitations on Deferral. Notwithstanding any contrary Plan provision, the following provisions shall govern all distributions from the
Plan:

                8.4.1 General Rule. Distribution of the balance credited to a Member's Account (to the extent vested) shall be:

                (a) Completed no later than the Deadline Date; or

                (b) Commenced no later than the Deadline Date and paid in such a manner that the Member's Account (to the extent vested) will be distributed over a period certain that does not extend beyond the Member's life expectancy or the joint and last survivor life expectancy of the Member and his or her designated Beneficiary.

                (c) The amount to be distributed for each calendar year under paragraph (b) above, beginning with the year that immediately precedes the year in which the Member's Deadline Date occurs, shall equal or exceed the lesser of (1) the vested balance credited to the Member's Account, or (2) the quotient obtained by dividing (A) such balance as of the last Valuation Date of the preceding year, by (B) the applicable life expectancy.

                (d) The first distribution shall be made by the Deadline Date for the preceding calendar year, and each later distribution shall be made by the end of the year to which it relates.

                8.4.2 Life Expectancies. For purposes of applying this Section 8.4, life expectancies shall be computed using the expected return multiples set forth in Tables V and VI of Treas. Reg. Section 1.72-9 or their successors. Applicable life expectancies shall be calculated as of the date payments first commence without further recalculation.

                8.4.3 Incidental Benefit Rule. If the Member's spouse is not his or her sole primary designated Beneficiary, the minimum distribution made under
Section 8.4.1 shall not be less than the quotient obtained by dividing (a) the vested balance credited to the Member's Account as of the last Valuation Date of the preceding year, by (b) the applicable divisor, as determined under the incidental death benefit requirements of Section 401(a)(9) of the Code.

                8.4.4 "Deadline Date" means, for purposes of applying this
Section 8.4, the April 1 that next follows the later of (a) the calendar year in which a Member attains age 70 1/2, or (b) if the Member attained age 70 1/2 after December 31, 1996, the calendar year in which the Member's employment with all Employers and Affiliates terminated.

        8.5 Death Distribution. Upon the death of a Member, distribution of the balance credited to his or her Account shall be made in accordance with this
Section 8.5.

                8.5.1 Post-Commencement Death. If the Member dies after distributions have commenced under this Section 8, the Member's Account shall be paid to his or her Beneficiary in accordance with the distribution method in effect as of the date of the Member's death.

                8.5.2 Pre-Commencement Death. If the Member dies before distributions have commenced, the balance credited to the Member's Account shall be paid as a death benefit to his or her Beneficiary in the lump sum form under
Section 8.6.1(a). Distribution to the Member's Beneficiary shall be made as soon as practicable following the Member's death and not later than the December 31 that next follows the date of the Member's death, provided that the Committee has received the Beneficiary's distribution request in such manner as it shall specify.

        8.6 Distribution Methods.

                8.6.1 Forms of Distributions. Subject to the provisions of Appendix A (relating to Acquired Members' Accounts), distribution of the balance credited to a Member's Account (to the extent vested) shall be made by the Trustee, at the direction of the Committee, in whichever of the following methods satisfies the limitations of this Section 8 and is elected by the
Member:

                (a) One or more lump sum payments of cash (or its equivalent) comprising a complete distribution of the vested balance credited to the Member's Account within one calendar year;

                (b) A series of quarterly or annual payments of cash (or its equivalent) over a certain period that does not extend beyond the lesser of (1) 15 years, or (2) the Member's life expectancy (or the joint and last survivor life expectancy of the Member and his or her designated Beneficiary), with payments being made until the end of the period certain; or

                (c) In the case of an Acquired Member only (unless otherwise specified in Appendix A), by purchase and distribution of a nontransferable annuity contract providing for (1) payment in a form described in paragraph (b) above, or (2) a series of periodic payments of cash (or its equivalent) over the Member's life (or the joint lives of the Member and his or her designated Beneficiary).

                (d) Such distribution may be made or commence less than 30 days after the notice required under Treas. Reg. Section 1.411(a)-11(c) is given to the distributee; provided, however, that (1) the distributee is clearly informed that he or she has a right to consider, for a period of at least 30 days after receiving the notice, a decision on whether to elect a distribution (and, if applicable, a particular distribution option), and (2) the distributee, after receiving the notice, affirmatively elects the distribution.

        8.6.2 Default Rules. If a Member fails to elect a distribution method under this Section 8.6, distribution shall be made in the lump sum form under
Section 8.6.1(a), provided that, in the case of an Acquired Member only (unless otherwise specified in Appendix A), distribution shall be made in the form of a Qualified Joint and Survivor Annuity (as defined in Appendix A).

                8.6.3 Direct Rollovers. Notwithstanding any contrary Plan provision -

                (a) If the Distributee of an Eligible Rollover Distribution from this Plan (1) elects to have all or a specified portion of the distribution paid directly to one individual retirement account or annuity (an "IRA") or other eligible retirement plan (within the meaning of Section 401(a)(31)(D) of the Code), and (2) specifies the IRA or other plan in such manner, within such advance notice period and subject to such permissible restrictions as the Committee may specify, the distribution (or specified portion thereof) shall be made in the form of a direct rollover to the IRA or other plan, in accordance with and subject to the conditions and limitations of Section 401(a)(31) and related provisions of the Code.

                (b) "Distributee" means a Member, a Beneficiary (if the surviving spouse of a deceased Member), or an Alternate Payee (if the current or former spouse of a deceased Member under a QDRO (as defined in Section 9.5)).

                (c) "Eligible Rollover Distribution" means a distribution of any portion of the balance credited to the Account of a Member which is not
        (1) one of a series of substantially equal periodic payments made over
        (A) a specified period of ten years or (B) the life or life expectancy of the distributee, and (2) required to be made under Section 401(a)(9) of the Code, to the extent that it constitutes an eligible rollover distribution (within the meaning of Section 401(a)(31)(C) of the Code).

                8.6.4 Small Accounts. If the balance credited to a Member's Account (to the extent vested) did not exceed the Limit (as defined in Section 8.3) as of the Valuation Date that next preceded the date of distribution or the date of any prior distribution or withdrawal from the Account, the vested balance credited to the Member's Account shall be distributed to the Member, in the form of a lump sum payment of cash (or its equivalent), as soon as practicable after the Committee receives a distribution request in such manner as it shall specify.

        8.7 Beneficiary Designations. A Member may designate one or more primary Beneficiaries and contingent Beneficiaries on such form as the Committee shall specify. If a Member designates anyone other than his or her spouse as a primary Beneficiary, the designation shall be ineffective in the absence of Spousal Consent.

                8.7.1 "Spousal Consent" means the written consent of a Member's spouse, which (a) acknowledges the effect of the election, consent, waiver or designation made or other action taken by the Member; and (b) is signed by the spouse and witnessed by a notary public. If a Member establishes to the satisfaction of the Committee that Spousal Consent is not obtainable or is not required, because the Member has no spouse or the spouse cannot be located, or because of other circumstances specified under Section 417(a)(2) of the Code, the Member's election or other action shall be effective without Spousal Consent. Any Spousal Consent required under the Plan shall be valid only with respect to the spouse who signed the Spousal Consent and as to the particular choice made by the Member in the election or other action requiring Spousal Consent. Without Spousal Consent, a Member may revoke a prior election or other action at any time before its effective date. The number of revocations shall not be limited.

                8.7.2 Changes and Failed Designations. A Member may designate different Beneficiaries (or revoke a prior designation) at any time by delivering a new designation form (or a signed revocation of a prior designation) to the Committee. Any designation shall become effective only upon its receipt by the Committee but shall cease to be effective when a written revocation of that designation is received by the Committee. The last effective designation received by the Committee shall supersede all prior designations. If a Member dies without having designated a Beneficiary, or if no Beneficiary survives the Member, the Member's Account shall be payable to his or her surviving spouse or, if the Member is not survived by his or her spouse, the Account shall be paid to the executor and/or administrator of the Member's estate.

        8.8 Payments to Minors or Incompetents. If any individual to whom a benefit is payable under the Plan is a minor, or if the Committee determines that any individual to whom a benefit is payable under the Plan is mentally incompetent to receive such payment or to give a valid release therefor, payment shall be made to the guardian, committee or other representative of the estate of the minor or incompetent which has been duly appointed by a court of competent jurisdiction. If no guardian, committee or other representative has been appointed, payment:

                (a) May be made to any person as custodian for the minor or incompetent under the California Uniform Transfers to Minors Act (or comparable law of another state), or

                (b) May be made to or applied to or for the benefit of the minor or incompetent, his or her spouse, children or other dependents, the institution or persons maintaining him or her, or any of them, in such proportions as the Committee from time to time shall determine; and

                (c) The release of the person or institution receiving the payment shall be a valid and complete discharge of any liability of the Plan with respect to any benefit so paid.

        8.9 Undistributable Accounts. Each Member and (in the event of death) his or her Beneficiary shall keep the Committee advised of his or her current address. If the Committee is unable (after making reasonable efforts) to locate the Member or Beneficiary to whom a Member's Account is payable under this
Section 8, (a) the Member's Account may be closed no sooner than 24 months after the date the Account first became distributable, and (b) the balance credited to the Account may be credited against future Employer Contribution payments. If the Member or Beneficiary whose Account was closed under the preceding sentence later files a claim for distribution of the Account, and if the Committee determines that such claim is valid, then the balance previously removed upon closure of the Account shall be restored to the Account, together with net earnings and gains (or losses) for the period during which the Account was closed (at the rates applicable under the Investment Fund designated under Section 5.5.2 as of the restoration date), by means of a special Employer Contribution pursuant to Section 4.5.

                                    SECTION 9

                WITHDRAWALS, LOANS AND DOMESTIC RELATIONS ORDERS

        9.1 Amount Subject to Withdrawal. A Member who is an Employee may make a withdrawal in cash (or its equivalent) from vested portions of his or her Account, but only if and to the extent permitted by Sections 9.2 and 9.3. Withdrawal applications shall be submitted to such person, in such manner and within such advance notice period as the Committee shall specify. If the Committee approves a withdrawal application, the amount withdrawn shall be distributed to the Member as soon as practicable after the application approval date.

        9.2 Hardship Withdrawal. Except as provided in Section 9.3, a Member may make a withdrawal (a "Hardship Withdrawal") from his or her Account only in a case of Financial Hardship, subject to the following rules:

                9.2.1 General Rules.

                (a) A Member may make any number of Hardship Withdrawals in any Plan Year.

                (b) Subject to Section 9.2.3, the amount available for Hardship Withdrawal shall not exceed the vested portions of the balances credited to the Member's Rollover, Salary Deferral, Discretionary and Matching Accounts as of the Valuation Date that next preceded the withdrawal date; provided, however, no income allocated to the Member's Salary Deferral Account after December 31, 1988 shall be available for withdrawal.

                (c) The minimum Hardship Withdrawal amount is $500.

                (d) Any amount withdrawn under this Section 9.2 shall be deducted from the Member's Rollover, Salary Deferral, Discretionary and Matching Accounts (in that order).

                (e) Hardship Withdrawal may be made (unless otherwise specified in Appendix A) by any Acquired Member who is married at the time the withdrawal is to be made without Spousal Consent (as defined in Section 8.7.1), given no more than 90 days before the withdrawal date.

                9.2.2 Financial Hardship. For purposes of applying this Section 9.2, a "Financial Hardship" shall be deemed to exist only on account of one or more of the following:

                (a) Unreimbursed expenses for medical care (as defined in Section 213(d) of the Code) incurred by the Member or his or her spouse or dependents (within the meaning of Section 152 of the Code) or necessary for those persons to obtain medical care;

                (b) Downpayment and closing costs (excluding mortgage payments) directly related to the purchase of the Member's principal residence;

                (c) Payment of tuition and related educational fees for up to the next 12 months of post-secondary education for the Member or his or her spouse, children or dependents (within the meaning of Section 152 of the Code);

                (d) Payments necessary to prevent the eviction of the Member from his or her principal residence or foreclosure on the mortgage of or deed of trust on the Member's principal residence;

                (e) Funeral expenses incurred by the Member by reason of the death of a family member;

                (f) Expenses incurred by the Member as the result of a natural disaster or his or her having been the victim of a felony; or

                (g) Such other expenses as may be permitted under published documents of general applicability as provided under Treas. Reg. Section 1.401(k)-1(d)(2)(iv)(C).

                9.2.3 Limitations. The amount available for a Hardship Withdrawal (net of income or penalty taxes reasonably anticipated to result from the withdrawal) shall not exceed the amount required to meet the immediate financial obligation created by the Financial Hardship, to the extent that (1) such amount is not reasonably available from other resources of the Member, and
(2) the obligation cannot be relieved by:

                (a) Obtaining reimbursement by insurance or otherwise;

                (b) Reasonably liquidating the Member's assets, to the extent that doing so would not itself cause a Financial Hardship;

                (c) Canceling of his or her salary deferral election pursuant to
        Section 3.2.2;

                (d) Obtaining other withdrawals, distributions or non-taxable loans from this Plan or any other benefit plan; or

                (e) Borrowing from commercial sources on commercially reasonable terms.

That determination shall be made by the Committee (in its discretion) based on all relevant facts and circumstances, and the Committee may reasonably rely on documentation or other representations submitted by the Member as to the amount required and the availability of other resources.

        9.3 Age 59 1/2 Withdrawal. At any time after a Member attains age 59 1/2, but only once in any 12-month period, the Member may withdraw any amount that does not exceed the balance credited to his or her Account as of the Valuation Date that next preceded the withdrawal date.

        9.4 Loans to Members. A Member who is an Eligible Employee may obtain a loan from his or her Account, but only if and to the extent permitted by this
Section 9.4.

                9.4.1 General Loan Rules. Loan applications shall be submitted to such person, in such manner and within such advance notice period as the Committee (in its discretion) shall specify. If the Committee approves a loan application and all documentation required is completed by the Member, the loan proceeds shall be disbursed to the Member as soon as practicable after the application approval date.

                (a) Amount. The amount of the loan shall be neither less than $500 nor more than fifty percent (50%) of the Member's Available Balance, determined as of the Valuation Date that next preceded the date his or her loan application was received.

                (b) "Available Balance" means the vested balance credited to the Member's Account as of the applicable date, reduced by amounts allocated pursuant to Section 9.5 to any subaccount of the Member's Account for any Alternate Payee under a QDRO (as defined in Section 9.5).

                (c) Additional Limits. The amount borrowed under this Section
        9.4 shall not cause the sum of (1) the amount of the loan, plus (2) the aggregate outstanding balances (including both principal and accrued interest) on all prior loans to the Member under this Plan or any other qualified plan maintained by an Employer or Affiliate (an "Other Plan"), to exceed an amount equal $50,000, reduced by the excess (if any) of (i) the highest aggregate outstanding balance of all loans under this Plan and all Other Plans during the one-year period ending on the day before the date the loan is to be made, over (ii) the aggregate outstanding balance on all such loans on the date the loan is made.

                (d) Number of Loans. No Member shall be permitted to have more than one loan outstanding at any time, provided that two loans are permitted if one of the loans is used to acquire the Member's principal residence.

                (e) Source of Funds. The amount borrowed under this Section 9.4 shall be funded from the Member's Rollover, Salary Deferral, Discretionary and Matching Accounts (in that order).

                9.4.2 Minimum Requirements of Each Loan. The terms of any loan made under this Section 9.4 shall be evidenced by a promissory note which the Member signs or agrees to by endorsing the loan proceeds check or depositing the loan proceeds without endorsing the check. Such terms shall satisfy the following minimum requirements:

                (a) Term. The term of the loan shall not exceed five years or, if the loan is used to acquire a dwelling unit which within a reasonable time is to be used as the Member's principal residence, the term specified by the Committee (which shall not exceed 15 years).

                (b) Interest Rate. Each loan shall bear a reasonable rate of interest, as determined by the Committee (in its discretion), which shall be comparable to the interest rates charged under similar circumstances by persons in the business of lending money.

                (c) Repayment Schedule. Each loan shall be subject to a definite repayment schedule which shall require level and periodic payments of both principal and interest over the agreed term of the loan, with payment in full being required at the end of the loan term.

                        (1) A Member may prepay at any time the entire amount
                remaining due under the loan. Partial prepayments are not permitted, except within 30 days after a Member's separation from service with all Employers and Affiliates.

                        (2) The level amortization requirement will not apply
                for up to one year while a Member is on a Leave of Absence and the repayment schedule may be reamortized effective no later than one year after the Leave of Absence began, provided that the outstanding balance (including unpaid principal and interest) on the loan must become immediately due and payable no later than the end of the maximum term originally permissible under Section 9.4.2(a).

                (d) Withholding. No loan shall be made unless the Member agrees to make principal and interest payments on each loan, together with any and all charges imposed by the Trustee in connection with the loan:

                        (1) By payroll withholding, in the case of a Member who
                is receiving periodic wage payments from an Employer or Affiliate; or

                        (2) By a certified or cashier's check, in the case of a
                Member who is not receiving periodic wage payments from an Employer or Affiliate.

                (e) On Payroll. If, during the term of a loan, a Member who has been making payments in the manner described in Section 9.4.2(d)(2) begins receiving periodic wage payments from an Employer or Affiliate, the Member shall authorize in writing payroll withholding for the remaining loan payments.

                (f) Off Payroll. If during the term of the loan, a Member who has been making loan payments by payroll withholding ceases to receive periodic wage payments from the Employer or Affiliate (and distribution of the Member's Account has not begun), the Member shall make the remaining loan payments in the manner described in Section 9.4.2(d)(2).

                (g) Failure to Authorize. If any Member fails to comply with any requirement imposed by Section 9.4.2(e) or (f), the outstanding balance (including unpaid principal and interest) on the loan shall become immediately due and payable.

                (h) Security. Each loan shall be adequately secured by collateral of sufficient value to secure payment of the loan principal and interest. Notwithstanding the provisions of Section 14.2, the Member shall pledge fifty percent (50%) of his or her Available Balance, and shall provide such other collateral as the Committee may require, to secure his or her loan payment obligations.

                (i) Spousal Consent. No loan may be made (unless otherwise specified in Appendix A) to any Acquired Member who is married at the time the loan is to be made without Spousal Consent (as defined in Section 8.7.1), given no more than 90 days before the date of the loan, in which the Acquired Member's spouse consents in writing to the loan and to the possible reduction of the Acquired Member's Account balance in the event the loan is in default. The same Spousal Consent requirement shall apply with respect to any renegotiation, renewal or other revision of the loan.

                9.4.3 Default. If a Member defaults on his or her repayment obligations and does not cure the default by the end of the calendar quarter that next follows the calendar quarter in which the required repayment was due, the Committee shall take, or direct the Trustee to take, such action as shall be necessary or appropriate in the circumstances prevailing:

                (a) To realize upon the security interest of the Trust Fund in the collateral pledged to secure the loan, and/or

                (b) To reduce the balance credited to the Member's Account by the amount required to cure the default.

                (c) In applying the method of cure provided in paragraph (a) above, if any losses are realized or expenses incurred, they shall be allocated only to the defaulting Member's Account.

                (d) In applying the method of cure provided in paragraph (b) above, the amount by which the Member's Account is to be reduced shall be credited to a separate suspense account for the Member and shall be increased annually with interest, at the greater of (1) the rate of return for each Plan Year of the Investment Fund designated by the Committee for this purpose, or (2) the interest rate that actually applies to the loan pursuant to Section 9.4.2(b), for the period from the date of the default until the earlier of the date the Member attains age 59_ or the first date on which distributions from his or her Account could be made under Section 8.1; the balance credited to Account as of that first date shall be reduced by the amount then credited to such suspense account; and only the remaining balance shall be available for distribution.

                9.4.4 Separation From Service. If any amount remains outstanding as a loan obligation of a Member 60 days after his or her separation from service with all Employers and Affiliates:

                (a) The outstanding balance (including unpaid principal and interest) on the loan shall become immediately due and payable; and

                (b) Subject to the grace period afforded under Section 9.4.3, the balance credited to his or her Account shall be reduced to the extent necessary to discharge the obligation;

provided, however, that acceleration of the loan pursuant to paragraph (a) above shall be postponed for an additional ten-month period in the case of a Member whose (i) loan was made prior to September 1, 1997, and (ii) separation from service results from a layoff or reduction in force.

        9.5 Qualified Domestic Relations Orders. The Committee shall establish written procedures for determining whether a domestic relations order purporting to dispose of any portion of a Member's Account is a qualified domestic relations order (within the meaning of Section 414(p) of the Code) (a "QDRO").

                9.5.1 No Payment Unless a QDRO. No payment shall be made to an Alternate Payee until the Committee (or a court of competent jurisdiction reversing an initial adverse determination by the Committee) determines that the order is a QDRO. Payment shall be to any Alternate Payee, in a form of distribution which is available under Section 8.6, as specified in the QDRO.

                9.5.2 Immediate Payment Permitted. Payment may be made to an Alternate Payee, in accordance with the QDRO, as soon as practicable after the QDRO determination is made, without regard to whether the distribution, if made to a Member at the time specified in the QDRO, would be permitted under the terms of the Plan.

                9.5.3 Deferred Payment. If the QDRO does not provide for immediate payment to an Alternate Payee, the Committee shall establish a subaccount to record the Alternate Payee's interest in the Member's Account. All investment decisions with respect to amounts credited to the subaccount shall be made by the Alternate Payee in the manner provided in Section 5.5. Payment to the Alternate Payee shall not be deferred beyond the date distribution to the Member or (in the event of death) his or her Beneficiary is made or commenced.

                9.5.4 Hold Procedures. Notwithstanding any contrary Plan provision, at any time the Committee (in its discretion) may place a hold upon all or a portion of a Member's Account for a reasonable period of time (as determined by the Committee) if the Committee receives notice that (a) a domestic relations order is being sought by the Member, his or her spouse, former spouse, child or other dependent and (b) the Member's Account is a source of payment under such order. For purposes of this Section 9.5.4, a "hold" means that no withdrawals, loans or distributions may be made with respect to a Member's Account. The Committee shall notify the Member if a hold is placed upon his or her Account pursuant to this Section 9.5.4.

                                   SECTION 10

                           ADMINISTRATION OF THE PLAN

        10.1 Plan Administrator. The Company is hereby designated as the administrator of the Plan (within the meaning of Sections 414(g) of the Code and Section 3(16)(A) of ERISA).

        10.2 Committee. The Plan shall be administered by a Committee consisting of one or more members, appointed by and holding office at the pleasure of the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Committee shall have the authority to control and manage the operation and administration of the Plan as a named fiduciary under Section 402(a)(1) of ERISA. Any member of the Committee who is also an Employee shall serve as such without additional compensation. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Compensation Committee. The Compensation Committee may remove any member of the Committee at any time and may fill any vacancy which exists.

        10.3 Actions by Committee. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken. Except as otherwise specifically or generally directed by the Committee, any action of the Committee may be evidenced by a writing signed by any member of the Committee.

        10.4 Powers of Committee. The Committee shall have all powers necessary to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

                (a) To interpret the provisions of the Plan and to determine any question arising under, or in connection with the administration or operation of, the Plan;

                (b) To determine all questions concerning the eligibility of any Employee to become or remain a Member and/or an Active Member of the Plan;

                (c) To cause one or more separate Accounts to be maintained for each Member;

                (d) To establish and revise an accounting method or formula for the Plan, as provided in Section 6.4;

                (e) To determine the manner and form, and to notify the Trustee, of any distribution to be made under the Plan;

                (f) To grant or deny withdrawal and loan applications under
        Section 9;

                (g) To determine the status and rights of Members and their spouses, Beneficiaries or estates;

                (h) To instruct the Trustee with respect to matters to the extent contemplated by the Trust Agreement;

                (i) To direct the Trustee as to the establishment of Investment Funds and the investment of Plan assets held in the Investment Funds, as provided in Section 6.3;

                (j) To appoint one or more Investment Managers in accordance with Section 10.6.

                (k) To employ such counsel, agents and advisers, and to obtain such legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

                (l) To prescribe the manner and notice period in which any Member, or his or her spouse or other Beneficiary, may make any election or designation provided under the Plan;

                (m) To establish rules for the performance of its powers and duties and for the administration of the Plan;

                (n) To arrange for distribution to each Member of a statement of his or her Account at least annually;

                (o) To establish rules, regulations and procedures under which requests for Plan information from Members are processed expeditiously and completely;

                (p) To provide to each terminated Member notice of his or her vested interest under the Plan and the written explanation described in
        Section 402(f) of the Code;

                (q) To publish a claims and appeal procedure satisfying the minimum standards of Section 503 of ERISA pursuant to which Members or their spouses, Beneficiaries or estates may claim Plan benefits and appeal denials of such claims;

                (r) To determine the liabilities of the Plan, to establish and communicate a funding policy to the Trustee and any Investment Manager appointed under Section 10.6, and in accordance with such funding policy, to coordinate the Plan's investment policy with the Plan's requirements for funds to pay expenses and benefits as they become due;

                (s) To act as agent for the Company in keeping all records and assisting with the preparation of all reports and disclosures necessary for purpose of complying with the reporting and disclosure requirements of ERISA and the Code;

                (t) To arrange for the purchase of any bond required of the Committee members or others under Section 412 of ERISA; and

                (u) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the fiduciary and/or ministerial functions of the Committee under the Plan.

        10.5 Fiduciary Responsibilities. To the extent permissible under ERISA, any person may serve in more than one fiduciary capacity with respect to the Plan. Except as required by specific provisions of ERISA, no person who is a fiduciary with respect to the Plan shall be under any obligation to perform any duty or responsibility with respect to the Plan which has been specifically allocated to another fiduciary.

        10.6 Investment Responsibilities. The Committee shall direct the Trustee to invest the Investment Funds in one or more common, pooled or other collective investment funds. Subject to the provisions of this Section 10.6 and any contrary provision of the Plan or Trust Agreement, exclusive authority and discretion to manage and control the assets of the Trust Fund shall be vested in the Trustee, and the Trustee from time to time shall review the assets and make its determinations as to the investments of the Trust Fund.

                10.6.1 Investment Manager Appointment. The Committee (in its discretion) may appoint, and thereafter may discharge, one or more investment managers (the "Investment Managers") to manage the investment of the one or more of the Investment Funds and/or other designated portions of the Trust Fund. In the event of any such appointment, the Trustee shall follow the instructions of the Investment Manager in investing and administering Trust Fund assets managed by the Investment Manager. Alternatively, the Committee may delegate investment authority and responsibility with respect to any Investment Fund directly to any Investment Manager which has investment management responsibility for any collective investment fund in which the Investment Fund is invested.

                10.6.2 Eligibility. The person, firm or corporation appointed as Investment Manager (a) shall be a person described in Section 3(38)(B) of ERISA,
(b) shall make such representations from time to time as the Committee may require in order to determine its qualifications to be appointed and to continue to serve in such capacity, and (c) shall acknowledge in writing its status as a fiduciary with respect to the Plan upon acceptance of its appointment.

        10.7 Decisions of Committee. All decisions of the Committee, and any action taken by it with respect to the Plan and within the powers granted to it under the Plan, and any interpretation of provision of the Plan or the Trust Agreement by the Committee, shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

        10.8 Administrative Expenses. All expenses incurred in the administration of the Plan by the Employers, the Committee or otherwise, including legal, Trustee's and investment management fees and expenses, shall be paid in reasonable amounts from the Trust Fund if not paid by the Employers, provided that payment of such expenses from the Trust is permitted only to the extent that the payments (if subject to Section 406) is exempt under Section 408 of ERISA.

        10.9 Eligibility to Participate. No member of the Committee, who is also an Eligible Employee and otherwise eligible under Section 2, shall be excluded from membership in the Plan, but he or she (as a member of the Committee) shall not act or pass upon any matters pertaining specifically to his or her own Account under the Plan.

        10.10 Indemnification. Each of the Employers shall, and hereby does, indemnify and hold harmless any of its Employees, officers or directors who may be deemed to be a fiduciary of the Plan, and the members of the Committee, from and against any and all losses, claims, damages, expenses and liabilities (including reasonable attorneys' fees and amounts paid, with the approval of the Compensation Committee (as defined in Section 10.2), in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

                                   SECTION 11

                          TRUST FUND AND CONTRIBUTIONS

        11.1 Trust Fund. The Company shall establish a Trust Agreement with the Trustee in order to provide for the safekeeping, administration and investment of the assets of the Plan and the payment of benefits as provided in the Plan. The Trustee shall receive and place in the Trust Fund all Salary Deferrals, Employer Contributions and amounts transferred to the Trust Fund by or on behalf of Members under Section 11.5 and shall hold, invest, reinvest and distribute the Trust Fund in accordance with provisions of the Plan and Trust Agreement. Assets of this Plan may be commingled with the assets of other qualified plans through one or more collective investment funds described in Section 6.3; provided, however, that the assets of this Plan shall not be available to provide any benefits under any other such plan. The benefits provided under the Plan shall be only such as can be provided by the assets of the Trust Fund, and no liability for payment of benefits shall be imposed upon the Employers or any of their Employees, officers, directors or shareholders. The Trust Fund shall continue for such time as may be necessary to accomplish the purposes for which it is created.

        11.2 No Diversion of Assets. Notwithstanding any contrary Plan provision, at no time shall any assets of the Plan be used for, or diverted to, purposes other than for the exclusive benefit of Eligible Employees, Members, Beneficiaries and other persons receiving or entitled to receive benefits or payments under the Plan. Except to the limited extent permitted by Sections
5.4.6 and 11.3, no assets of the Plan shall ever revert to or become the property of the Employers.

        11.3 Continuing Conditions. Any obligation of the Employers to contribute Salary Deferrals and/or to make Employer Contributions under the Plan is hereby conditioned upon the continued qualification of the Plan under Section 401(a) of the Code and the exempt status of the Trust Fund under Section 501(a) of the Code and upon the deductibility of such Salary Deferrals and/or Employer Contributions under Section 404(a) of the Code. That portion of any Salary Deferral or Employer Contribution which is contributed or made by reason of a good faith mistake of fact, or by reason of a good faith mistake in determining the deductibility of such portion, shall be returned to the Employer as promptly as practicable, but not later than one year after the contribution was made or the deduction was disallowed (as the case may be). The amount returned pursuant to the preceding sentence shall be an amount equal to the excess of the amount actually contributed over the amount that would have been contributed if the mistake had not been made; provided, however, that gains attributable to the returnable portion shall be retained in the Trust Fund; and provided, further, that the returnable portion shall be reduced (a) by any losses attributable thereto, and (b) to avoid a reduction in the balance of any Member's Account below the balance that would have resulted if the mistake had not been made.

        11.4 Change of Investment Alternative. The Company reserves the right to change at any time the means through which the Plan is funded, including adding or substituting one or more contracts with an insurance company or companies, and thereupon may make suitable provision for the use of a designated portion of the assets of the Trust Fund to provide for the funding and/or payment of Plan benefits under any such insurance contract. No such change shall constitute a termination of the Plan or result in the diversion to the Employers of any portion of the Trust Fund. Notwithstanding the implementation of any such change of funding medium, all references in the Plan to the Trust Fund shall also refer to the Plan's interest in or the assets held under any other such funding medium.

        11.5 Rollover Contributions. Notwithstanding any contrary Plan provision, the Committee may direct the Trustee to accept a transfer by an Employee who is a Member of cash (or its equivalent) to the Trust Fund, but only if the transfer qualifies as a rollover contribution under Section 402(c) or 408(d)(3)(A)(ii) of the Code.

                11.5.1 Rollover Account. Any amount transferred to the Trust Fund pursuant to this Section 11.5 shall be credited to the Member's Rollover Account. The Member shall indicate, in such manner as the Committee shall specify, the percentage of his or her Rollover Account that is to be invested in each of the Investment Funds. In all other respects Rollover Account investments shall be subject to the provisions of Section 5.5.

                11.5.2 Nonqualifying Rollovers. If it is later determined that a transfer to the Trust Fund made pursuant to this Section 11.5 did not in fact qualify as a rollover contribution under Section 402(c) or 408(d)(3)(A)(ii) of the Code, the balance credited to the Member's

Rollover Account shall immediately be (a) segregated from all other Plan assets,
(b) treated as a nonqualified trust established by and for the benefit of the Member, and (c) distributed to the Member. Such a nonqualifying rollover shall be deemed never to have been a part of the Trust Fund.

                                   SECTION 12

                       MODIFICATION OR TERMINATION OF PLAN

        12.1 Employers' Obligations Limited. The Plan is voluntary on the part of the Employers, and the Employers shall have no responsibility to satisfy any liabilities under the Plan. Furthermore, the Employers do not guarantee to continue the Plan, and the Company at any time may, by appropriate amendment of the Plan, discontinue Salary Deferrals, Matching Contributions and/or Discretionary for any reason at any time; provided, however, that a complete discontinuance of all Salary Deferrals and Employer Contributions shall be deemed a termination of the Plan.

        12.2 Right to Amend or Terminate. The Company reserves the right to alter, amend or terminate the Plan, or any part thereof, in such manner as it may determine. Any such alteration, amendment or termination (a "Change") shall take effect upon the date indicated in the document embodying the Change; provided, however, that:

                (a) Any Change must be set forth in writing and signed by the Company's Chief Executive Officer or its most senior human resources officer;

                (b) No Change shall (1) divest any portion of an Account that is then vested under the Plan or, (2) except as may be permitted by regulations or other IRS guidance, eliminate any Section 411(d)(6) protected benefit (within the meaning of Treas. Reg. Section 1.411(d)-4, Q&A-1) with respect to benefits accrued prior to the adoption of the Change; and

                (c) Any Change to the Plan, or any part thereof, shall be subject to the restrictions of Section 11.2 with respect to diversion of the assets of the Plan.

        12.3 Effect of Termination. If the Plan is terminated or partially terminated, or if there is a complete discontinuance of all Salary Deferrals and Employer Contributions, (a) each Member who is affected by such termination or discontinuance shall have a one hundred percent (100%) fully vested and nonforfeitable interest in his or her Account, and (b) if the Company so directs, all such Members' Accounts shall become distributable under the same rules as apply in the event of termination of employment under Section 8; provided, however, that Salary Deferral Accounts may not be distributed before a distribution event described in Section 8.1 actually occurs, unless and only to the extent permitted by Section 401(k)(2)(B) of the Code.

                                   SECTION 13

                                 TOP-HEAVY PLAN

        13.1 Top-Heavy Plan Status. Notwithstanding any contrary Plan provision, the provisions of this Section 13 shall apply with respect to any Plan Year for which the Plan is a top-heavy plan (within the meaning of Section 416(g) of the Code) (a "Top-Heavy Plan").

                13.1.1 60% Rule. The Plan shall be a Top-Heavy Plan with respect to any Plan Year if, as of the Determination Date, the value of the aggregate of the Accounts under the Plan for key employees (within the meaning of Section 416(i) of the Code) exceeds sixty percent (60%) of the value of the aggregate of the Accounts under the Plan for all Members. For purposes of determining the value of the Accounts, the provisions of Section 416(g)(4)(E) of the Code and Treas. Reg. Section 1.416-1, Q&A T-1 are incorporated in the Plan by this reference.

                13.1.2 Top-Heavy Determinations. The Committee, acting on behalf of the Employers, shall determine as to each Plan Year whether or not the Plan is a Top-Heavy Plan for that Plan Year. For purposes of making that determination as to any Plan Year:

                (a) "Determination Date" means the last day of the immediately preceding Plan Year;

                (b) The Plan shall be aggregated with each other qualified plan of any Employer or Affiliate (1) in which a key employee (within the meaning of Section 416(i)(1) and (5) of the Code) participates, and/or
        (2) which enables the Plan or any plan described in clause (1) to meet the requirements of Section 401(a)(4) or 410(b) of the Code;

                (c) The Plan may be aggregated with any other qualified plan of any Employer or Affiliate, which plan is not required to be aggregated under paragraph (b)(1) above, if the resulting group of plans would continue to meet the requirements of Sections 401(a)(4) and 410(b) of the Code; and

                (d) In determining which employees are key and non-key employees, an Employee's compensation for the Plan Year shall be his or her Testing Compensation (as defined in Section 3.1.6, but without regard to paragraphs (c) or (d) thereof).

        13.2 Top-Heavy Plan Provisions. For any Plan Year for which the Plan is a Top-Heavy Plan, the following provisions shall apply:

                13.2.1 Minimum Allocation. The Employers shall make an additional contribution to the Account of each Member who is a non-key employee (within the meaning of Section 416(i)(2) and (5) of the Code), and who is employed on the last day of the Plan Year, in an amount which equals three percent (3%) of his or her Top Heavy Compensation (as defined in Section 13.2.2) for the Plan Year; provided, however, that if the Key Employee Percentage is less than three percent (3%), the percentage rate at which such additional Employer contribution shall be made for that Plan Year shall be reduced to the Key Employee Percentage.

                (a) "Key Employee Percentage" means the largest percentage computed by dividing (1) the total of all Salary Deferrals and Employer Contributions allocated for that Plan Year to the Account of each Member who is a key employee (within the meaning of Section 416(i)(1) and (5) of the Code), by (2) his or her Top-Heavy Compensation for the Plan Year.

                (b) The additional contribution required under this Section
        13.2.1 shall be made without regard to (1) whether the Member is credited with a Year of Service for the Plan Year, or (2) the level of the Member's Top-Heavy Compensation for the Plan Year.

                (c) Notwithstanding the foregoing, if a Member is also covered under any Other Plan (as defined in Section 9.4.1(c)) and the minimum allocation of benefit requirement applicable to Top-Heavy Plans will be met under such Other Plan or Plans, no additional contribution will be made for the Member under this Plan.

                13.2.2 Top-Heavy Compensation, with respect to any Member for a Plan Year, means his or her Total Compensation (as defined in Section 5.4.2(d)).

                                   SECTION 14

                               GENERAL PROVISIONS

        14.1 Plan Information. Each Member shall be advised of the general provisions of the Plan and, upon written request addressed to the Committee, shall be furnished with any information requested, to the extent required by applicable law, regarding his or her status, rights and privileges under the Plan.

        14.2 Inalienability. Except to the extent otherwise provided in Sections
9.4 and 9.5 or mandated by Section 401(a)(13)(A) of the Code or other applicable law, in no event may either a Member, a former Member or his or her spouse, Beneficiary or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process.

        14.3 Rights and Duties. No person shall have any rights in or to the Trust Fund or other assets of the Plan, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. To the maximum extent permissible under Section 410 of ERISA, neither the Employers, the Trustee nor the Committee shall be subject to any liability or duty under the Plan except as expressly provided in the Plan, or for any other action taken, omitted or suffered in good faith.

        14.4 No Enlargement of Employment Rights. Neither the establishment or maintenance of the Plan, the making of any contributions, nor any action of any Employer, the Trustee or Committee, shall be held or construed to confer upon any individual any right to be continued as an Employee nor, upon dismissal, any right or interest in the Trust Fund or any other assets of the Plan, except to the extent provided in the Plan. Each Employer expressly reserves the right to discharge any Employee at any time.

        14.5 Apportionment of Duties. All acts required of the Employers under the Plan may be performed by the Company for itself and its Affiliates. Any costs incurred by the Company for itself or its Affiliates in connection with the Plan and the costs of the Plan, if not paid from the Trust Fund pursuant to
Section 10.8, shall be equitably apportioned among the Company and the other Employers, as determined by the Committee (in its discretion). Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employer who is duly authorized to act for the Employer.

        14.6 Merger, Consolidation or Transfer. This Plan shall not be merged or consolidated with any other plan, nor shall there be any transfer of any assets or liabilities from this Plan to any other plan, unless immediately after such merger, consolidation or transfer, each Member's accrued benefit, if such other plan were then to terminate, is at least equal to the accrued benefit to which the Member would have been entitled if this Plan had been terminated immediately before such merger, consolidation or transfer.

        14.7 Military Service. Notwithstanding any contrary Plan provision, Tax Deferred Savings Contributions and Employer Contributions with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code. Member loan repayments under Section 9.4.4 shall be suspended as permitted under Section 414(u) of the Code.

        14.8 Applicable Law. The provisions of the Plan shall be construed, administered and enforced in accordance with ERISA and, to the extent applicable, the laws of the State of California.

        14.9 Severability. If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included.

        14.10 Captions. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

                                    EXECUTION

        In Witness Whereof, Sybase, Inc., by its duly authorized officer, has executed this Plan on the date indicated below.

                                       SYBASE, INC.


                                       By
                                          --------------------------------------

                                       Title
                                             -----------------------------------

                                       Dated
                                             -----------------------------------

                                   APPENDIX A

                  DISTRIBUTIONS FROM ACQUIRED MEMBERS' ACCOUNTS

        Notwithstanding any contrary Plan provision, the provisions of this Appendix A shall apply to each distribution (or series of distributions) that is to be made from an Acquired Member's Account, but only if the balance credited to his or her Account (to the extent vested) exceeded the Limit (as defined in Section 8.3) as of the Valuation Date that next preceded the date of the distribution or any prior distribution or withdrawal from the Account.

        A.1 Qualified Joint and Survivor Annuity. Unless a Qualified Election has been made within the 90-day period ending on the date on which distribution to an Acquired Member is to be made or commence (the "Annuity Starting Date"), the Acquired Member's Account shall be applied toward the purchase of an annuity contract providing for payments in the form of a Qualified Joint and Survivor Annuity. An Acquired Member who has made a Qualified Election within the 90-day period shall receive a distribution in accordance with Section 8.

        A.2 Qualified Preretirement Survivor Annuity ("QPSA"). Unless a Qualified Election has been made within the Election Period, if an Acquired Member dies before the distribution of any portion of his or her Account has been made or commenced and the Acquired Member is survived by his or her spouse, the Account shall be applied toward the purchase of an annuity contract providing for the payment of an annuity for the life of the surviving spouse. Payments under any such annuity contract shall not commence before the date the Acquired Member (if not deceased) would have attained Normal Retirement Age, unless the surviving spouse elects (or consents to) (a) the earlier commencement of payments, or (b) the payment of the Acquired Member's Account in the form of a lump sum (rather than as an annuity), in a written instrument which is signed by the surviving spouse and received by the Committee not more than 90 days before the earlier commencement date. A surviving spouse who is an Acquired Member's Beneficiary may make such election (or give such consent) at any time after the Acquired Member's death.

        A.3 Definitions. For purposes of applying this Appendix A, the following definitions shall apply:

                (a) "Election Period" means the period that begins on the first day of the Plan Year in which the Acquired Member attains age 35 and ends on the date of the Acquired Member's death; provided, however, that if the Acquired Member terminates employment with the Employer and all Affiliates before the first day of the Plan Year in which he or she attains age 35, the Election Period shall begin on the date of termination.

                (b) "Qualified Election" means a written waiver of a Qualified Joint and Survivor Annuity or a qualified Preretirement Survivor Annuity (as described in Section A.2). Any such waiver shall be ineffective in the absence of Spousal Consent (if applicable).

                (c) "Qualified Joint and Survivor Annuity" or "QJSA" means, in the case of an Acquired Member:

                        (1) Who is married on the Annuity Starting Date, an
                immediate annuity for the life of the Acquired Member with a survivor annuity for the life of his or her spouse that is fifty percent (50%) or (if the Acquired Member so elects) one hundred percent (100%) of the amount of the annuity which is payable during the joint lives of the Acquired Member and the spouse; or

                        (2) Who is not married on the Annuity Starting Date, an
                immediate annuity for the life of the Acquired Member only (with no survivor benefit),

        and which (in either case) is the benefit amount which is purchased with the Acquired Member's Account.

                (d) "Spousal Consent" has the same meaning as that specified in
        Section 8.7.1.

        A.4 Notice Requirements.

                (a) QJSA. With respect to a QJSA, the Committee shall provide to each Acquired Member, no less than 30 days and no more than 90 days before the Annuity Starting Date, a written notice explaining (1) the terms and conditions of the QJSA; (2) the Acquired Member's right to make (and the effect of) an election to waive the QJSA form of benefit;
        (3) the rights of an Acquired Member's spouse; and (4) the Acquired Member's right to make (and the effect of) a revocation of a previous election to waive the QJSA.

                (b) QPSA. With respect to a QPSA, the Committee shall provide to each Acquired Member, within the period beginning on the first day of the Plan Year in which the Acquired Member attains age 32 and ending with the close of the Plan Year that precedes the Plan Year in which the Acquired Member attains age 35, a written notice explaining the QPSA in terms and in a manner comparable to the explanation provided in the case of a QJSA. If an individual becomes an Acquired Member of the Plan after the first day of the Plan Year in which he or she attained age 32, the Committee shall provide the notice no later than the close of the second full Plan Year following the date on which he or she became an Acquired Member of the Plan. If an Acquired Member ceases to be an Employee before attaining age 35, the notice shall be given within one year before or one year after his or her Severance Date.

                (c) Waiver of 30-Day Notice Requirement. A distribution may commence less than 30 days after the notice required under paragraph (a) above is given to the Member, provided that:

                        (1) The Member is clearly informed that he or she has a
                right to consider, for a period of at least 30 days after receiving the notice, a decision on whether to elect a distribution and (if applicable) a particular form of payment; and

                        (2) The Member, after receiving the notice,
                affirmatively elects payment in a non-annuity form.

        A.5 Acquired MDI Participants. With respect to any Acquired Member who was a participant in the Micro Decisionware, Inc. Employees Profit Sharing Plan on December 31, 1994 (the "Acquired MDI Participants"), such Acquired MDI Participant shall be permitted to elect, in addition to the distribution options available under Section 8.6 and this Appendix A, a one hundred percent (100%) joint and survivor annuity.

                                   APPENDIX B

                                 EFFECTIVE DATES

        This Appendix B lists those provisions of the January 1, 1998 Restatement of the Sybase, Inc. 401(k) Plan (the "Plan") that have an effective date which occurs on or before January 1, 1998.

Effective Date                Plan Provision
December 12, 1994             Section 14.7 (USERRA-related changes)

January 1, 1997               Sections 3.1 and 3.2 (ADP test data and timing)
                              Section 4.1.4-7 (ACP test data and timing)
                              Section 8.1 (age 70 1/2 rule)

February 3, 1997              Sections 3.1.1(b) and 3.3 (15-day rule)

January 1, 1998               Section 1.11(d) (definition of "Eligible Employee")
                              Section 1.19 (definition of "Hour of Service")
                              Section 3.1.6 ("Testing Compensation") Section
                              5.4.2(d) ("Total Compensation" used to determine
                                 limitations on allocations)
                              Section 8.6.1(d) (30-day rule)

                            SYBASE, INC. 401(k) PLAN

                          (JANUARY 1, 1998 RESTATEMENT)

                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
PREAMBLE          ..........................................................................1

SECTION 1         DEFINITIONS...............................................................1

        1.1    Affiliate....................................................................1

        1.2    Alternate Payee..............................................................2

        1.3    Beneficiary..................................................................2

        1.4    Board of Directors...........................................................2

        1.5    Code.........................................................................2

        1.6    Committee....................................................................2

        1.7    Company......................................................................2

        1.8    Compensation.................................................................2

        1.9    Disability or Disabled.......................................................3

        1.10   Discretionary Contribution...................................................3

        1.11   Eligible Employee............................................................4

        1.12   Employee.....................................................................4

        1.13   Employer or Employers........................................................4

        1.14   Employer Contributions.......................................................5

        1.15   Employment Date..............................................................5

        1.16   Entry Date...................................................................5

        1.17   ERISA........................................................................5

        1.18   Highly Compensated Employee or HCE...........................................5

        1.19   Hour of Service..............................................................6

        1.20   Investment Funds.............................................................7

        1.21   Investment Manager...........................................................7

        1.22   Leased Employee..............................................................7

        1.23   Leave of Absence.............................................................7

        1.24   Matching Contribution........................................................7

        1.25   Member.......................................................................7

        1.26   Member's Account or Account..................................................8

        1.27   Normal Retirement Age........................................................8

        1.28   One-Year Break in Service....................................................8

        1.29   Plan.........................................................................8

        1.30   Plan Year....................................................................9



                                      (i)
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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
                                                                                          ----
        1.31   Reemployment Date............................................................9

        1.32   Salary Deferrals.............................................................9

        1.33   Service......................................................................9

        1.34   Severance Date...............................................................9

        1.35   Severance Period............................................................10

        1.36   Trust Fund..................................................................10

        1.37   Trustee.....................................................................10

        1.38   Valuation Date..............................................................10

        1.39   Year of Service.............................................................10

SECTION 2         ELIGIBILITY AND MEMBERSHIP...............................................10

        2.1    Initial Eligibility.........................................................10

        2.2    Subsequent Eligibility......................................................11

        2.3    Employer Aggregation........................................................11

        2.4    Active Membership...........................................................11

        2.5    Voluntary Suspension........................................................12

        2.6    Mandatory Suspension........................................................12

        2.7    Termination of Membership...................................................12

        2.8    Reemployment................................................................13

SECTION 3         SALARY DEFERRALS.........................................................13

        3.1    Salary Deferrals............................................................13

        3.2    Salary Deferral Election....................................................16

        3.3    Payment of Salary Deferrals.................................................18

        3.4    After-Tax Contributions.....................................................18

SECTION 4         EMPLOYER CONTRIBUTIONS...................................................19

        4.1    Matching Contributions......................................................19

        4.2    Discretionary Contributions.................................................22

        4.3    Timing......................................................................22

        4.4    Periodic Contributions......................................................22

        4.5    Reinstatements..............................................................23

        4.6    Profits Not Required........................................................23

SECTION 5         ALLOCATION OF CONTRIBUTIONS AND INVESTMENTS..............................23

        5.1    Salary Deferrals............................................................23



                                      (ii)
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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
                                                                                          ----
        5.2    Matching Contributions......................................................23

        5.3    Discretionary Contributions.................................................23

        5.4    Limitations on Allocations..................................................24

        5.5    Investment..................................................................27

SECTION 6         ACCOUNTS AND INVESTMENT FUNDS............................................28

        6.1    Members' Accounts...........................................................28

        6.2    Trust Fund Assets...........................................................29

        6.3    Investment Funds............................................................29

        6.4    Valuation of Members' Accounts..............................................30

        6.5    Statements of Members' Accounts.............................................31

SECTION 7         VESTING..................................................................31

        7.1    Salary Deferral, Discretionary and Rollover Accounts........................31

        7.2    Matching Accounts...........................................................31

        7.3    Forfeitures.................................................................33

SECTION 8         DISTRIBUTIONS............................................................34

        8.1    Events Permitting Distribution..............................................34

        8.2    Times for Distribution......................................................35

        8.3    Consent Requirement.........................................................36

        8.4    Limitations on Deferral.....................................................36

        8.5    Death Distribution..........................................................37

        8.6    Distribution Methods........................................................38

        8.7    Beneficiary Designations....................................................39

        8.8    Payments to Minors or Incompetents..........................................40

        8.9    Undistributable Accounts....................................................41

SECTION 9         WITHDRAWALS, LOANS AND DOMESTIC RELATIONS ORDERS.........................42

        9.1    Amount Subject to Withdrawal................................................42

        9.2    Hardship Withdrawal.........................................................42

        9.3    Age 59_ Withdrawal..........................................................44

        9.4    Loans to Members............................................................44

        9.5    Qualified Domestic Relations Orders.........................................47

SECTION 10        ADMINISTRATION OF THE PLAN...............................................49



                                     (iii)
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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
                                                                                          ----
        10.1   Plan Administrator..........................................................49

        10.2   Committee...................................................................49

        10.3   Actions by Committee........................................................49

        10.4   Powers of Committee.........................................................49

        10.5   Fiduciary Responsibilities..................................................51
        10.6   Investment Responsibilities.................................................51

        10.7   Decisions of Committee......................................................52

        10.8   Administrative Expenses.....................................................52

        10.9   Eligibility to Participate..................................................53

        10.10  Indemnification.............................................................53

SECTION 11        TRUST FUND AND CONTRIBUTIONS.............................................53

        11.1   Trust Fund..................................................................53

        11.2   No Diversion of Assets......................................................54

        11.3   Continuing Conditions.......................................................54

        11.4   Change of Investment Alternative............................................55

        11.5   Rollover Contributions......................................................55

SECTION 12        MODIFICATION OR TERMINATION OF PLAN......................................56

        12.1   Employers' Obligations Limited..............................................56

        12.2   Right to Amend or Terminate.................................................56

        12.3   Effect of Termination.......................................................57

SECTION 13        TOP-HEAVY PLAN...........................................................57

        13.1   Top-Heavy Plan Status.......................................................57

        13.2   Top-Heavy Plan Provisions...................................................58

SECTION 14        GENERAL PROVISIONS.......................................................59

        14.1   Plan Information............................................................59

        14.2   Inalienability..............................................................59

        14.3   Rights and Duties...........................................................59

        14.4   No Enlargement of Employment Rights.........................................59

        14.5   Apportionment of Duties.....................................................60

        14.6   Merger, Consolidation or Transfer...........................................60

        14.7   Military Service............................................................60

        14.8   Applicable Law..............................................................60



                                      (iv)

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
                                                                                          ----
        14.9   Severability................................................................61

        14.10  Captions....................................................................61

EXECUTION         .........................................................................61

APPENDIX A        ........................................................................A-1

APPENDIX B        ........................................................................B-1



                                      (v)

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.